UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22023

Nuveen Managed Accounts Portfolios Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Fund

Nuveen Managed Accounts Portfolios Trust

Designed to provide dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

July 31, 2013

Fund Name	Ticker Symbol
Municipal Total Return Managed Accounts Portfolio	NMTRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Another potential fiscal cliff in October along with a possible conflict in the Middle East both add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 23, 2013

4	Nuveen Investments

Portfolio Manager’s Comments

This Portfolio was developed exclusively for use within Nuveen-sponsored separately managed accounts. It enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential than otherwise might be achievable.

The Portfolio is managed by Nuveen Asset Management LLC, an affiliate of Nuveen Investments. Martin J. Doyle, CFA, serves as portfolio manager for the Portfolio. Here Martin discusses the economic and market conditions, the Portfolio’s investment strategy and its performance for the twelve-month reporting period ended July 31, 2013.

What were the general market conditions and trends during this twelve-month reporting period ended July 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. At its September 2013 meeting (subsequent to the end of this reporting period), the Fed indicated that downside risks to the economy had diminished since the fall of 2012, but that recent tightening of financial conditions, if sustained, could potentially slow the pace of improvement in the economy and labor market. Consequently, the Fed made no changes to its highly accommodative monetary policies at the September meeting, announcing its decision to wait for additional evidence of sustained economic progress before adjusting the pace of its bond buying program.

As measured by gross domestic product (GDP), the U.S. economy grew at an estimated annualized rate of 1.7% in the second quarter of 2013, compared with 1.1% for the first quarter, continuing the pattern of positive economic growth for the 16th consecutive quarter. The Consumer Price Index (CPI) rose 2.0% year-over-year as of July 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued slowly to show signs of improvement, although unemployment remained above the Central Bank’s 6.5% target. As of July 2013, the national unemployment rate was 7.4%. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended June 2013 (most recent data available at the time this report was prepared). The outlook for the U.S. economy, however, continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation, which had been scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. Lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolio disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

For the majority of the reporting period, generally improving economic data and diminished systemic risk fears were supportive of risk assets in general and fixed income spread sectors specifically. The pressure to find yield continued to provide strong technical underpinnings to the market as investor flows indicated robust demand for fixed income securities for most of the reporting period. The tide quickly turned in the final month of the reporting period, however, triggered by the Fed Chairman’s comments that the economic outlook had improved enough to warrant a possible “tapering” of the Central Bank’s quantitative easing programs as soon as September of this year, earlier than the market anticipated. In response, Treasury yields rose sharply, while global risk assets including equities, spread products and growth-sensitive currencies sold off significantly. The combination of rising yields and a sell-off in risk assets in June was somewhat unusual; the two have generally been negatively correlated over the past several years. The common thread in the markets appeared to be a general “de-risking” by investors based on concerns about the Central Bank’s withdrawal of policy stimulus.

How did the Portfolio perform during the twelve-month reporting period ended July 31, 2013?

The table in the Performance and Expense Ratios section of this report provides Class I Share total returns for the Portfolio for the one-year, five-year and since inception periods ended July 31, 2013.

What strategies were used to manage the Portfolio during the twelve-month reporting period ended July 31, 2013? How did these strategies influence performance?

The Portfolio’s Class I Share total returns at net asset value (NAV) underperformed the Barclays 7-Year Municipal Bond Index during the twelve-month reporting period ended July 31, 2013.

The Portfolio uses a value-oriented strategy and looks for higher yielding and undervalued municipal bonds that offer the potential for above average total return. The Portfolio invests in various types of municipal securities, including investment grade (rated BBB/Baa or better), below investment grade (rated BB/Ba or lower) and unrated municipal securities. The Portfolio focuses on securities with intermediate to longer-term maturities. This investment strategy did not change during the reporting period.

Due to a sharp increase in municipal interest rates, the Portfolio’s diversified yield curve positioning and longer duration profile were factors that contributed to the relative underperformance versus the benchmark during the period. Throughout the period, we gradually increased our exposure to longer duration securities to utilize a comparatively steep yield curve and sought improved call protection to increase the Portfolio’s income sustainability. As a result, the Portfolio was overweight bonds due twelve years and longer, which underperformed as yields rose and the curve steepened. This was the primarily reason for underperformance during the reporting period.

Also detracting from the Portfolio’s performance was an underweight to pre-refunded bonds compared to the index. This sector performed particularly well in the rising yield environment. As a result, our underweight was a detriment. Finally, the Portfolio, by design, is overweight BBB-rated bonds which underperformed in the rising rate environment.

Selection within the below investment grade, which includes the non-rated bonds category was a positive contributor. These holdings performed better than the index as a whole and the index has a negligible exposure to these rating categories.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Portfolio, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Portfolio’s potential use of inverse floaters creates effective leverage. Leverage involves the risk that the Portfolio could lose more than its original investment and also increases the Portfolio’s exposure to volatility and interest rate risk.

6	Nuveen Investments

Dividend Information

The Portfolio seeks to pay dividends at a rate that reflects the past and projected performance of the Portfolio. To permit a Portfolio to maintain a more stable monthly dividend, the Portfolio may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Portfolio during the period. If the Portfolio has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Portfolio’s net asset value. Conversely, if the Portfolio has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Portfolio’s net asset value. The Portfolio will, over time, pay all its net investment income as dividends to shareholders. As of July 31, 2013, the Portfolio had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

Nuveen Investments	7

Performance, Expense Ratios and Effective Leverage

This is a specialized municipal bond Portfolio developed exclusively for use within Nuveen-sponsored separately managed accounts.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between the Portfolio and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Portfolio’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance call (800) 257-8787.

Portfolio shares have no sales charge. Portfolio returns assume reinvestment of dividends and capital gains.

The expense ratios shown reflect the Portfolio’s total operating expenses (before fee waivers and/or expense reimbursements) as shown in the Portfolio’s most recent prospectus.

Leverage is created whenever the Portfolio has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Performance

Average Annual Total Returns as of July 31, 2013

	Average Annual

	1-Year	5-Year	Since Inception*
Class I Shares	-3.54%	6.31%	5.48%
Barclays 7-Year Municipal Bond Index**	-0.69%	5.41%	5.42%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	Since Inception*
Class I Shares	0.11%	6.64%	5.85%

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratio	Net Expense Ratio
Class I Shares	0.12%	0.00%

The Portfolio’s investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.

Effective Leverage Ratio as of July 31, 2013

Effective Leverage Ratio	9.47%

*	Since inception returns are from 5/31/07.

**	Refer to the Glossary of Terms Used in this Report for definitions. This index is not available for direct investment.

8	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class I Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

Nuveen Investments	9

Yields as of July 31, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Portfolio’s yield that accounts for the future amortization of premiums or discounts of bonds held in the portfolio of investments. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Portfolio may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Portfolio on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class I Shares	4.87%	4.51%	6.26%

1	The Taxable-Equivalent Yield is based on the Portfolio’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

10	Nuveen Investments

Holding Summaries as of July 31, 2013

This data relates to the securities held in the portfolio of investments. It should not be construed as a measure of performance for the Portfolio itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond Credit Quality[1,2,3]
AAA/U.S. Guaranteed	7.4%
AA	37.1%
A	18.7%
BBB	22.6%
BB or Lower	5.6%
N/R	4.7%

Portfolio Composition[1,4]
Education and Civic Organizations	21.8%
Health Care	21.5%
Tax Obligation/General	15.5%
Tax Obligation/Limited	12.9%
Transportation	9.5%
Utilities	5.8%
Water and Sewer	5.6%
Other	7.4%

States[1,4]
Texas	12.3%
California	8.9%
Illinois	8.0%
Florida	5.7%
New York	4.8%
North Carolina	4.3%
Pennsylvania	3.2%
Arizona	3.1%
Louisiana	3.1%
New Jersey	3.0%
Maryland	3.0%
Colorado	3.0%
Washington	2.8%
Indiana	2.2%
Wisconsin	2.0%
Massachusetts	1.8%
Missouri	1.8%
Virginia	1.8%
Utah	1.7%
Wyoming	1.4%
Oregon	1.3%
South Carolina	1.3%
Georgia	1.3%
Guam	1.2%
Idaho	1.1%
Mississippi	1.1%
Other	14.8%

1	Holdings are subject to change.

2	Percentages will not add to 100% due to the exclusion of “Other Assets Less Liabilities” from the table.

3	As a percentage of total investment exposure.

4	As a percentage of total investments.

Nuveen Investments	11

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Portfolio expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$936.20	$1,024.79
Expenses Incurred During Period	$—	$—

Expenses are equal to the Portfolio’s annualized net expense ratio of 0.00% for the six-month period.

12	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Managed Accounts Portfolios Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Municipal Total Return Managed Accounts Portfolio (a series of the Nuveen Managed Accounts Portfolios Trust, hereinafter referred to as the “Fund”) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 25, 2013

Nuveen Investments	13

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio

July 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	National – 0.5%

	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool:
$395	5.000%, 1/31/28 (Mandatory put 1/31/18) (Alternative Minimum Tax)	1/18 at 100.00	Ba1	$392,196
1,000	5.750%, 6/30/50 (Mandatory put 9/30/19) (Alternative Minimum Tax)	11/13 at 100.00	Ba2	992,630
1,395	Total National			1,384,826
	Alabama – 0.5%

850	Alabama State Board of Education, Revenue Bonds, Faulkner State Community College, Series 2009, 6.125%, 10/01/28	10/18 at 100.00	A1	967,487

500	Auburn University, Alabama, General Fee Revenue Bonds, Series 2011A, 5.000%, 6/01/41	6/21 at 100.00	Aa2	518,660
1,350	Total Alabama			1,486,147
	Alaska – 0.5%

	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
670	4.625%, 6/01/23	6/14 at 100.00	Ba1	609,700
1,385	5.000%, 6/01/46	6/14 at 100.00	B+	1,015,302
2,055	Total Alaska			1,625,002
	Arizona – 3.0%

1,000	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 18.060%, 1/01/20 (IF) (5)	No Opt. Call	AA–	957,280

	Arizona Health Facilities Authority, Hospital Revenue Bonds, Phoenix Children’s Hospital, Series 2013D:
1,010	5.000%, 2/01/28	2/23 at 100.00	BBB+	1,017,222
2,000	5.000%, 2/01/33	2/23 at 100.00	BBB+	1,947,760

1,000	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	BBB+	1,125,480

300	Arizona State, Certificates of Participation, Series 2010A, 5.000%, 10/01/27 – AGM Insured	10/19 at 100.00	AA–	317,328

1,195	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	1,379,974

900	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 5.875%, 4/01/22	4/20 at 100.00	BB–	890,604

500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 10-9W, 17.590%, 1/01/38 (IF) (5)	1/18 at 100.00	Aa1	556,600

450	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Charter Schools, Series 2012, 4.625%, 3/01/22	No Opt. Call	BB+	425,241

345	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011, 7.625%, 3/01/31	3/21 at 100.00	BB+	374,739

65	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	57,818
8,765	Total Arizona			9,050,046
	Arkansas – 0.6%

1,000	Boone County, Arkansas, Hospital Revenue Refunding Bonds, North Arkansas Regional Medical Center Project, Series 2013, 4.500%, 5/01/33	5/20 at 100.00	N/R	825,680

1,100	Conway Health Facilities Board, Arkansas, Hospital Revenue Bond, Conway Regional Medical Center, Improvement Series 2012, 4.450%, 8/01/32	8/22 at 100.00	BBB+	965,965
2,100	Total Arkansas			1,791,645

14	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California – 8.6%

$500	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Casa de Lad Campanas, Series 2010, 6.000%, 9/01/37	9/20 at 100.00	A	$536,420

700	Anaheim Public Finance Authority, California, Electric Distribution Revenue Bonds, Series 1999, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	N/R	715,043

655	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series 2013-U3, 5.000%, 6/01/43	No Opt. Call	AAA	750,342

500	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3144, 19.602%, 10/01/16 (IF)	No Opt. Call	Aa1	630,420

1,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.625%, 7/01/25	7/19 at 100.00	A	1,087,300

295	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A, 4.750%, 8/01/22	No Opt. Call	BB+	285,348

1,300	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.500%, 7/01/30	7/20 at 100.00	Baa2	1,310,712

755	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	BBB–	704,060

1,155	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2012C, 4.250%, 6/01/17	No Opt. Call	BBB–	1,158,996

575	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2009H, 5.500%, 11/01/27	11/19 at 100.00	A2	628,774

450	California State, General Obligation Bonds, Refunding Various Purpose Series 2012B, 0.950%, 5/01/18	11/17 at 100.00	A1	452,718

1,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.500%, 4/01/33	4/19 at 100.00	A1	1,171,990

45	California State, General Obligation Veterans Bonds, Refunding Series 2005CB, 5.050%, 12/01/36 (Alternative Minimum Tax)	6/15 at 100.00	AA	43,618

695	California, Various Purpose General Obligation Bonds, Series 1997, 5.625%, 10/01/21	10/13 at 100.00	AA+	701,060

405	Compton Unified School District, Los Angeles County, California, General Obligation Bonds, 2002 Election, Refunding Series 2006D, 0.000%, 6/01/22 – AMBAC Insured	No Opt. Call	Aa3	264,469

1,000	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A, 0.000%, 11/01/21	No Opt. Call	A	682,990

1,000	Gilroy Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2009A, 6.000%, 8/01/25 – AGC Insured	8/19 at 100.00	AA–	1,206,330

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
30	4.625%, 6/01/45	6/15 at 100.00	A2	26,816
135	4.625%, 6/01/45 – RAAI Insured	6/15 at 100.00	A2	120,670
200	5.000%, 6/01/45	6/15 at 100.00	A2	190,216
130	5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A2	123,640

215	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	175,191

	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013:
385	4.500%, 4/15/24	4/23 at 100.00	BBB	380,149
400	4.500%, 4/15/25	4/23 at 100.00	BBB	387,580
870	4.500%, 4/15/27	4/23 at 100.00	BBB	823,847

50	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	48,477

1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Series 2009A, 5.250%, 5/15/29	5/19 at 100.00	AA	1,086,890

Nuveen Investments	15

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio (continued)

July 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

$500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2008A-2, 5.250%, 7/01/32	7/18 at 100.00	AA–	$538,820

750	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A	821,078

1,000	Metropolitan Water District of Southern California, Water Revenue Refunding Bonds, Series 2012B-1, 0.400%, 7/01/27	11/14 at 100.00	AAA	999,940

85	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	91,537

1,000	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	10/13 at 102.00	BB	1,019,840

2,000	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2009D, 3.500%, 5/01/28	No Opt. Call	A+	1,810,160

850	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2006A, 5.000%, 11/01/25 – AGM Insured	5/16 at 100.00	AA–	932,306

1,925	Santa Clarita Community College District, California, General Obligation Bonds, Series 2013, 3.000%, 8/01/27	8/23 at 100.00	AA	1,651,361

25	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2008A, 4.000%, 8/01/15 – AGM Insured	No Opt. Call	AA–	26,400

	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Series 2006:
300	4.250%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	303,120
50	4.250%, 9/01/26 – FGIC Insured	9/15 at 100.00	A	50,086

500	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.400%, 9/01/32	9/21 at 100.00	BBB+	550,500

750	University of California, Hospital Revenue Bonds, UCLA Medical Center, Series 2004A, 5.250%, 5/15/30 – AMBAC Insured	9/13 at 100.00	N/R	756,128

750	Western Municipal Water District Facilities Authority, California, Water Revenue Bonds, Series 2009B, 5.000%, 10/01/34	10/19 at 100.00	AA+	781,020
25,930	Total California			26,026,362
	Colorado – 2.9%

1,605	Arapahoe County Water and Wastewater Public Improvement District, Colorado, General Obligation Bonds, Refunding Series 2012, 3.000%, 12/01/29	12/22 at 100.00	AA–	1,297,819

1,845	Colorado Health Facilities Authority, Colorado, Revenue Bonds, National Jewish Medical and Research Center, Series 2012, 5.000%, 1/01/20	No Opt. Call	BBB–	1,991,216

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.750%, 5/15/36	5/18 at 100.00	BBB+	512,225

1,635	Colorado Health Facilities Authority, Revenue Bonds, Craig Hospital Project, Series 2012, 5.000%, 12/01/28 (UB) (5)	No Opt. Call	A–	1,690,966

280	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 – AMBAC Insured	No Opt. Call	A+	285,684

300	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	A	319,656

535	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	548,873

500	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	502,690

16	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$1,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	$1,114,500

500	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	500,000
8,700	Total Colorado			8,763,629
	Connecticut – 0.3%

670	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2009, Trust 3363, 13.652%, 7/01/15 (IF)	No Opt. Call	AAA	775,679
	Delaware – 0.5%

1,440	Delaware Economic Development Authority, Revenue Bonds, Newark Charter School, Series 2012, 3.875%, 9/01/22	3/22 at 100.00	BBB	1,407,931
	District of Columbia – 0.3%

450	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.750%, 5/15/40	11/13 at 100.00	Baa1	455,625

575	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 5.000%, 10/01/30	10/23 at 100.00	A+	590,652
1,025	Total District of Columbia			1,046,277
	Florida – 5.5%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
185	5.000%, 11/15/20	No Opt. Call	BBB	203,426
250	5.000%, 11/15/21	No Opt. Call	BBB	271,310

1,440	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 5.250%, 9/01/30	9/20 at 100.00	BBB–	1,332,734

750	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A, 5.000%, 9/01/33	9/23 at 100.00	BBB–	663,893

	Broward County, Florida, Port Facilities Revenue Bonds, Refunding Series 2011B:
1,000	5.000%, 9/01/23 – AGM Insured (Alternative Minimum Tax)	9/21 at 100.00	AA–	1,104,290
1,130	4.625%, 9/01/27 – AGM Insured (Alternative Minimum Tax)	9/21 at 100.00	AA–	1,108,372

	Broward County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC Project, Series 2013A:
700	5.000%, 4/01/25 – AGM Insured (Alternative Minimum Tax)	4/23 at 100.00	AA–	739,956
475	5.000%, 4/01/38 – AGM Insured (Alternative Minimum Tax)	4/23 at 100.00	AA–	458,646

230	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2008-1, 6.450%, 1/01/39 (Alternative Minimum Tax)	7/17 at 100.00	AA+	253,076

2,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund, Refunding Series 2011B, 5.125%, 6/01/27 (Alternative Minimum Tax)	6/21 at 100.00	AA+	2,144,360

885	Gulf Breeze, Florida, Revenue Improvement Non-Ad Valorem Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	N/R	842,777

625	Jacksonville Port Authority, Florida, Revenue Bonds, Refunding Series 2012, 4.500%, 11/01/32 (Alternative Minimum Tax)	11/22 at 100.00	A2	564,381

2,000	Hillsborough County, Florida, Solid Waste and Resource Recovery Revenue Bonds, Series 2006A, 5.000%, 9/01/25 – AMBAC Insured (Alternative Minimum Tax)	9/16 at 100.00	AA	2,079,600

2,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A, 5.000%, 6/15/24	6/22 at 100.00	BB	1,936,320

1,000	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s Hospital, Series 2010A, 5.250%, 8/01/21	8/20 at 100.00	A	1,112,470

500	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2008B, 5.250%, 5/01/31 – AGC Insured	5/18 at 100.00	AA–	525,460

Nuveen Investments	17

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio (continued)

July 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$1,030	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012B, 4.000%, 10/01/42	4/22 at 100.00	A	$935,147

400	Sanibel, Florida, General Obligation Bonds, Series 2006, 4.350%, 2/01/36 – AMBAC Insured	8/16 at 100.00	N/R	378,876

110	The City of Miami, Florida, Special Revenue Refunding Bonds, Series 1987, 0.000%, 1/01/15 – NPFG Insured	No Opt. Call	A	105,170

5	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	3,705

15	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	9,069

10	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	4,484

5	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/17 (6)	No Opt. Call	N/R	—

5	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.375%, 5/01/17 (6)	No Opt. Call	N/R	3,733

15	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.375%, 5/01/17	No Opt. Call	N/R	14,377

35	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.375%, 5/01/17 (6)	No Opt. Call	N/R	14,344
16,800	Total Florida			16,809,976
	Georgia – 1.2%

1,155	Athens-Clarke County Unified Government Development Authority, Georgia, Revenue Bonds, University of Georgia Athletic Association Project, Series 2011, 5.250%, 7/01/28	7/21 at 100.00	Aa3	1,240,747

650	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.250%, 7/01/27	7/17 at 100.00	Aa3	693,778

500	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	523,610

750	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2008C, 5.000%, 9/01/38	9/18 at 100.00	AA+	766,125

530	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	No Opt. Call	AA–	529,963
3,585	Total Georgia			3,754,223
	Guam – 1.2%

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 4.500%, 7/01/18	No Opt. Call	Ba2	991,060

	Guam Government, General Obligation Bonds, 2009 Series A:
215	5.750%, 11/15/14	No Opt. Call	B+	219,257
1,515	6.000%, 11/15/19	No Opt. Call	B+	1,567,677

500	Guam International Airport Authority, Revenue Bonds, Series 2003C, 5.375%, 10/01/19 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	A	501,475

235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	228,115
3,465	Total Guam			3,507,584
	Hawaii – 0.7%

600	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.250%, 7/01/27	7/23 at 100.00	N/R	596,658

1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company Inc., Refunding Series 2007B, 4.600%, 5/01/26 – FGIC Insured (Alternative Minimum Tax)	3/17 at 100.00	Baa1	1,445,190
2,100	Total Hawaii			2,041,848

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Idaho – 1.1%

$750	Boise-Kuna Irrigation District, Ada and Canyon Counties, Idaho, Arrowrock Hydroelectric Project Revenue Bonds, Series 2008, 7.375%, 6/01/34	6/18 at 100.00	A3	$828,278

1,000	Idaho Housing and Finance Association, Economic Development Facilities Recovery Zone Revenue Bonds, TDF Facilities Project, Series 2010A, 6.500%, 2/01/26	2/21 at 100.00	A	1,066,790

15	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2008A-1, 6.250%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AAA	15,185

	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A:
430	4.750%, 9/01/25	9/22 at 100.00	Baa1	432,503
1,070	4.600%, 9/01/27	9/22 at 100.00	Baa1	1,023,166
3,265	Total Idaho			3,365,922
	Illinois – 7.7%

1,000	Berwyn, Illinois, General Obligation Bonds, Refunding Series 2004, 5.000%, 12/01/13 – AMBAC Insured	No Opt. Call	N/R	1,012,950

1,000	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 6.000%, 11/01/35	11/20 at 100.00	BBB	1,045,870

1,500	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2013, 5.500%, 11/01/42	5/23 at 100.00	BBB	1,447,395

750	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2012A, 4.000%, 1/01/32 (Alternative Minimum Tax)	1/22 at 100.00	A2	646,545

2,395	Cook County Forest Preserve District, Illinois, General Obligation Bonds, Limited Tax Project & Refunding Series 2012B, 5.000%, 12/15/32	6/22 at 100.00	AA	2,476,358

500	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	513,220

1,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 6.875%, 10/01/31	10/21 at 100.00	BBB–	1,110,740

360	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond Trust 1122, 17.071%, 9/01/32 (IF) (5)	9/22 at 100.00	A–	340,049

750	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	AA–	824,430

650	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	681,090

960	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	1,036,080

150	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/35 – NPFG Insured	5/17 at 100.00	AA–	148,320

1,205	Illinois Finance Authority, Revenue Bonds, Riverside Health System, Series 2013, 5.000%, 11/15/29	11/22 at 100.00	A+	1,223,256

700	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB+	765,184

25	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19	10/13 at 100.00	BBB–	25,038

665	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17	10/13 at 100.00	Baa2	667,653

420	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 4304, 18.067%, 1/01/21 (IF) (5)	No Opt. Call	AA–	443,881

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
400	4.000%, 10/01/19	No Opt. Call	Baa1	422,988
170	4.000%, 10/01/22	No Opt. Call	Baa1	172,934

Nuveen Investments	19

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio (continued)

July 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)

$230	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1991, 6.700%, 11/01/21 – FGIC Insured	No Opt. Call	AA	$268,537

3,100	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/29 – NPFG Insured	No Opt. Call	AA	3,605,021

2,050	Saint Charles, Illinois, General Obligation Bonds, Series 2012A, 3.250%, 12/01/32	12/22 at 100.00	Aa1	1,622,042

750	Southwestern Illinois Development Authority, Local Government Program Bonds, St. Clair County Community Unit School District 19 Mascoutah, Series 2009, 5.750%, 2/01/29 – AGC Insured	2/19 at 100.00	AA–	849,630

	St Clair County, Illinois, Highway Revenue Bonds, Series 2013A:
1,500	4.250%, 1/01/38	1/23 at 100.00	AA–	1,278,315
825	5.500%, 1/01/38	1/23 at 100.00	AA–	832,194
23,055	Total Illinois			23,459,720
	Indiana – 2.1%

750	Columbus, Indiana, General Obligation Bonds, Series 2009, 4.500%, 7/15/23	7/19 at 100.00	N/R	795,165

1,000	Fishers Redevelopment District, Indiana, General Obligation Bonds, Saxony Project Series 2009, 5.250%, 7/15/34	1/20 at 100.00	AA	1,038,760

830	Hendricks County, Indiana, Redevelopment District Tax Increment Revenue Bonds, Refunding Series 2010B, 6.450%, 1/01/23	1/16 at 100.00	Baa2	851,074

1,500	Indiana Finance Authority, Educational Facilities Refunding Revenue Bonds, Butler University Project, Series 2012A, 5.000%, 2/01/25	2/22 at 100.00	BBB+	1,572,180

525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB–	548,651

460	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	497,660

900	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Union Hospital, Series 1993, 5.125%, 9/01/18 – NPFG Insured	10/13 at 100.00	Baa1	903,267

250	Merrillville Multi-School Building Corporation, Lake County, Indiana, First Mortgage Revenue Bonds, Series 2008, 5.250%, 7/15/22	1/18 at 100.00	AA+	283,603
6,215	Total Indiana			6,490,360
	Iowa – 0.9%

	Des Moines Airport Authority, Iowa, Revenue Bonds, Refunding Capital Loan Notes Series 2012:
1,000	5.000%, 6/01/27 (Alternative Minimum Tax)	6/22 at 100.00	A2	1,025,180
1,000	5.000%, 6/01/28 (Alternative Minimum Tax)	6/22 at 100.00	A2	1,016,360

745	Des Moines, Iowa, Aviation System Revenue Bonds, Refunding Capital Loan Notes Series 2010B, 5.750%, 6/01/33 – AGM Insured (Alternative Minimum Tax)	6/20 at 100.00	AA–	792,904
2,745	Total Iowa			2,834,444
	Kansas – 0.6%

1,240	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.375%, 3/01/30	3/20 at 100.00	A+	1,285,806

500	Kansas State Independent College Finance Authority, Revenue Anticipation Notes, Ottawa University, Private Education Short-Term Loan Program, Series 2013C, 4.250%, 5/01/14	No Opt. Call	N/R	502,795
1,740	Total Kansas			1,788,601
	Kentucky – 0.7%

1,570	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 5.250%, 3/01/19	No Opt. Call	A3	1,749,639

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)

$500	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/35	4/23 at 100.00	A	$497,020
2,070	Total Kentucky			2,246,659
	Louisiana – 2.9%

870	Caddo Parish Parishwide School District, Louisiana, General Obligation Bonds, Refunding Series 2013, 3.000%, 3/01/30	No Opt. Call	AA–	705,840

1,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Refunding Series 2012, 3.625%, 10/01/29 – AGM Insured	10/22 at 100.00	AA–	886,370

	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, South Louisiana Facilities Corporation Project, Refunding Series 2012:
1,070	3.000%, 10/01/24	10/22 at 100.00	AA–	981,853
1,085	3.125%, 10/01/25	10/22 at 100.00	AA–	989,151

970	Lafourche Parish, Louisiana, Road Revenue Bonds, Series 2005, 4.500%, 1/01/25 (Pre-refunded 1/01/15) – RAAI Insured	1/15 at 100.00	N/R (4)	1,025,057

835	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Series 2007, 5.000%, 7/01/16 – CIFG Insured	No Opt. Call	N/R	907,979

50	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.375%, 5/15/31	5/21 at 100.00	Baa1	54,740

1,315	New Orleans, Louisiana, Water Revenue Bonds, Series 2002, 5.000%, 12/01/16 – FGIC Insured	10/13 at 100.00	BBB	1,318,682

2,000	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A, 5.500%, 5/15/30	5/20 at 100.00	A–	2,073,100
9,195	Total Louisiana			8,942,772
	Maine – 0.6%

830	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2012A-1, 4.000%, 11/15/24 – AGM Insured (Alternative Minimum Tax)	11/21 at 100.00	AA+	853,124

1,000	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2012A-2, 3.600%, 11/15/26	11/21 at 100.00	AA+	967,440
1,830	Total Maine			1,820,564
	Maryland – 2.9%

845	Anne Arundel County, Maryland, Economic Development Revenue Bonds, Community College Project, Refunding Series 2012, 4.000%, 9/01/21	No Opt. Call	A2	905,857

1,000	Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2012, 3.000%, 8/01/27	No Opt. Call	AAA	913,170

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
375	5.250%, 9/01/19 – SYNCORA GTY Insured	9/16 at 100.00	BB+	389,505
140	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	128,475

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa2	541,270

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Medstar Health Issue, Series 2013B, 5.000%, 8/15/33	8/23 at 100.00	A2	2,000,740

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2012:
1,000	5.000%, 7/01/25	7/22 at 100.00	BBB	1,054,770
1,000	5.000%, 7/01/26	7/22 at 100.00	BBB	1,041,960

1,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2012A, 3.000%, 11/01/28	No Opt. Call	AAA	900,460

1,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Refunding Series 2013B, 3.000%, 3/01/26	3/23 at 100.00	AAA	947,010
8,860	Total Maryland			8,823,217

Nuveen Investments	21

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio (continued)

July 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts – 1.8%

$1,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.000%, 4/01/31	4/21 at 100.00	AA–	$1,028,790

750	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/31	10/19 at 100.00	BBB	867,450

1,085	Massachusetts Educational Financing Authority, Educational Loan Revenue, Series 2012J, 5.000%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	AA	1,196,820

300	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (6)	1/18 at 100.00	N/R	1,173

535	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.591%, 12/15/34 (IF) (5)	12/19 at 100.00	AAA	635,767

1,675	Massachusetts State, General Obligation Bonds, Refunding Series 2012A, 0.530%, 2/01/16	08/15 at 100.00	AA+	1,662,488
5,345	Total Massachusetts			5,392,488
	Michigan – 0.9%

1,000	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 4.875%, 8/15/27	8/17 at 100.00	N/R	889,880

400	Michigan Finance Authority, Hospital Revenue Bonds, Holland Community Hospital, Refunding Series 2013A, 5.000%, 1/01/33	1/23 at 100.00	A+	405,836

500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011, 7.750%, 7/15/26	7/21 at 100.00	BB	505,460

750	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Bonds, Alma College Project, Series 2008, 5.500%, 6/01/28	6/18 at 100.00	Baa1	771,375

300	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	289,944
2,950	Total Michigan			2,862,495
	Minnesota – 0.3%

1,165	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 4.000%, 1/01/24	1/23 at 100.00	N/R	1,073,489
	Mississippi – 1.1%

1,500	Jackson County, Mississippi, Certificates of Participation, Correctional Facility Project, Series 2012, 3.375%, 7/01/29	7/22 at 100.00	AA–	1,235,310

750	Medical Center Educational Building Corporation, Revenue Bonds, University of Mississippi Medical Center Facilities Expansion and Renovation Project, Series 2012A, 5.000%, 6/01/41	6/22 at 100.00	Aa2	766,065

1,190	Mississippi Development Bank, Special Obligation Bonds, Harrison County, Mississippi Highway Refunding Project, Series 2013A, 5.000%, 1/01/26	No Opt. Call	AA–	1,311,047
3,440	Total Mississippi			3,312,422
	Missouri – 1.8%

1,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 5.625%, 3/01/34	3/18 at 100.00	A	1,041,460

900	Hannibal Industrial Development Authority, Missouri, Health Facilities Refunding Revenue Bonds, Hannibal Regional Hospital, Refunding Series 2010, 5.500%, 9/01/20	9/13 at 100.00	BBB+	919,134

1,000	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2009C, 5.750%, 11/01/29	11/14 at 100.00	A–	1,041,160

500	Missouri State Board of Public Building, Special Obligation Bonds, Refunding Series 2012A, 3.000%, 10/01/26	10/20 at 100.00	AA+	456,775

287	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	196,515

1,500	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/18	No Opt. Call	BBB+	1,676,715
5,187	Total Missouri			5,331,759

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska – 0.2%

$500	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Refunding Bonds, Children’s Hospital Obligated Group, Series 2008B, 6.125%, 8/15/31	8/17 at 100.00	A2	$527,800
	Nevada – 0.3%

1,000	Nevada State, General Obligation Bonds, Municipal Bond Bank Projects 84, 85 & 86, Series 2013A, 3.000%, 8/01/27	8/22 at 100.00	AA+	855,610

100	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008, 6.750%, 9/01/27	9/18 at 100.00	N/R	100,247
1,100	Total Nevada			955,857
	New Hampshire – 0.2%

580	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical Center, Series 2012, 5.000%, 7/01/27	No Opt. Call	BBB+	598,293
	New Jersey – 2.9%

1,660	Florence Township School District, Burlington County, New Jersey, General Obligation Bonds, Series 2012, 4.000%, 3/01/29	3/22 at 100.00	AA–	1,648,529

1,280	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/16	No Opt. Call	BBB+	1,401,114

1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.250%, 6/15/26	No Opt. Call	A+	1,084,940

500	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/22	No Opt. Call	A+	567,120

310	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.228%, 1/01/43 (IF) (5)	7/22 at 100.00	A+	332,221

2,800	Paterson, New Jersey, General Obligation Bonds, General Improvement Series 2013, 5.000%, 1/15/26	1/14 at 100.00	AA	2,988,776

1,125	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B2	823,849
8,675	Total New Jersey			8,846,549
	New Mexico – 0.2%

545	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds CL 1, Series 2008A-2, 5.600%, 1/01/39 (Alternative Minimum Tax)	1/18 at 102.00	AA+	583,237
	New York – 4.6%

1,020	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 4.000%, 5/01/22	No Opt. Call	BBB–	1,043,185

1,905	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2012, 4.000%, 7/01/33	No Opt. Call	A1	1,756,905

750	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Series 2012B, 5.000%, 7/01/38	7/22 at 100.00	AA+	791,933

675	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A, 5.250%, 2/01/27	2/17 at 100.00	BBB–	645,692

250	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/30	2/21 at 100.00	Aa2	275,663

470	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Winthrop-University Hospital Association, Series 2012, 5.000%, 7/01/19	No Opt. Call	Baa1	525,742

35	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	Ba1	30,001

500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 18.005%, 10/01/16 (IF)	No Opt. Call	AA+	558,560

Nuveen Investments	23

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio (continued)

July 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)

$500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue, Series 2005B, 5.500%, 10/15/27	No Opt. Call	AAA	$602,630

5	New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding Bonds, Series 87, 5.150%, 4/01/17	10/13 at 100.00	Aa1	5,095

1,000	New York State Mortgage Agency, Mortgage Revenue Bonds, Forty-Eighth Series, 3.450%, 10/01/33	10/22 at 100.00	Aaa	854,590

725	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/19	10/13 at 100.00	AA–	728,125

	Newburgh, Orange County, New York, General Obligation Bonds, Deficit Liquidation, Series 2012B:
605	5.000%, 6/15/24	6/22 at 100.00	Ba1	588,405
635	5.000%, 6/15/25	6/22 at 100.00	Ba1	610,489

915	Newburgh, Orange County, New York, General Obligation Bonds, Series 2012A, 5.000%, 6/15/25 – AGC Insured	6/22 at 100.00	Ba1	879,681

1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Fifth Series 2012, 3.000%, 12/01/27	No Opt. Call	AA–	870,820

1,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty-Ninth Series 2011, 5.000%, 10/15/24 (Alternative Minimum Tax)	10/21 at 100.00	AA–	1,366,663

450	Saratoga County Water and Sewer Authority, New York, Revenue Bonds, Series 2008, 5.000%, 9/01/38	9/18 at 100.00	AA	462,573

1,000	Syracuse, New York, General Obligation Bonds, Airport Terminal Security Access Improvement Series 2011A, 5.000%, 11/01/36 (Alternative Minimum Tax)	11/21 at 100.00	A1	982,380

450	Westchester County Local Development Corporation, New York, Revenue Refunding Bonds, Kendal on Hudson Project, Series 2013, 3.000%, 1/01/18	No Opt. Call	BBB	460,769
14,140	Total New York			14,039,901
	North Carolina – 4.1%

665	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.525%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	782,259

2,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/34 (UB) (5)	1/19 at 100.00	AA–	2,071,800

2,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.000%, 1/15/31	1/21 at 100.00	AA–	2,080,680

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A:
1,000	5.000%, 1/01/25	7/22 at 100.00	A–	1,090,010
1,500	5.000%, 1/01/26	7/22 at 100.00	A–	1,613,850

350	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	422,660

500	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.250%, 1/01/20	1/18 at 100.00	A–	563,615

340	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Tender Option Bond Trust 11808, 22.456%, 6/01/18 (IF)	No Opt. Call	AA	337,287

2,000	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/34	11/16 at 100.00	AA–	2,017,440

500	Pender County, North Carolina, Limited General Obligation Bonds, Series 2012, 4.500%, 6/01/36	6/22 at 100.00	Aa3	479,970

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina (continued)

$1,000	University of North Carolina at Chapel Hill, General Revenue Bonds, Index Tender Series 2012B, 0.945%, 12/01/41	6/17 at 100.00	Aaa	$1,008,790

75	University of North Carolina System, Pooled Revenue Bonds, Series 2004B, 4.000%, 4/01/15	4/14 at 100.00	N/R	76,198

25	University of North Carolina System, Pooled Revenue Bonds, Series 2004B, 4.000%, 4/01/15 (Pre-refunded 4/01/14)	4/14 at 100.00	N/R (4)	25,622
11,955	Total North Carolina			12,570,181
	North Dakota – 0.7%

1,500	University of North Dakota, Housing and Auxiliary Facilities Revenue Bonds, Refunding Series 2012, 5.000%, 4/01/32	4/22 at 100.00	Aa3	1,560,885

	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006:
150	5.250%, 7/01/16	No Opt. Call	BBB–	162,257
340	5.125%, 7/01/29	7/16 at 100.00	BBB–	334,897
1,990	Total North Dakota			2,058,039
	Ohio – 0.9%

550	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	524,981

1,875	Ohio State University, General Receipts Bonds, Special Purpose Series 2013A, 3.000%, 6/01/27	No Opt. Call	Aa2	1,620,244

500	Summit County Port Authority, Ohio, Development Revenue Bonds, County NonTax Revenues, Series 2012, 5.000%, 12/01/31	12/22 at 100.00	Aa2	514,240
2,925	Total Ohio			2,659,465
	Oklahoma – 0.4%

1,000	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2011B, 5.000%, 1/01/26	1/21 at 100.00	AA–	1,102,700
	Oregon – 1.3%

1,000	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2007B, 5.000%, 6/15/27 – AGM Insured	6/17 at 100.00	AA+	1,088,400

750	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012, 5.000%, 9/01/21	No Opt. Call	BBB+	817,643

	Lafayette, Yamhill County, Oregon, General Obligation Bonds, Full Faith Credit Refunding Series 2012:
345	3.000%, 12/01/16 – AGM Insured	No Opt. Call	Baa1	356,006
365	3.000%, 12/01/18 – AGM Insured	No Opt. Call	Baa1	372,081
390	3.250%, 12/01/20 – AGM Insured	No Opt. Call	Baa1	390,070

	Oregon Special Districts Association, Certificates of Participation, Flexlease Program, Series 2013A:
410	4.000%, 1/01/24	1/15 at 103.00	N/R	388,180
300	4.350%, 1/01/28	1/15 at 103.00	N/R	271,512
300	4.600%, 1/01/33	1/15 at 103.00	N/R	254,643
3,860	Total Oregon			3,938,535
	Pennsylvania – 3.1%

	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2013:
505	4.000%, 7/01/22	No Opt. Call	BBB–	485,643
250	4.000%, 7/01/23	No Opt. Call	BBB–	236,633

1,140	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond 4284, 18.021%, 7/01/36 (IF) (5)	1/22 at 100.00	AA–	1,142,907

Nuveen Investments	25

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio (continued)

July 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)

$1,250	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Refunding Series 2011, 5.500%, 7/01/26	7/21 at 100.00	A	$1,368,588

500	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 5.000%, 1/01/14	No Opt. Call	BBB	507,200

1,000	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Refunding Bonds, Aqua Pennsylvania, Inc. Project, Series 2010A, 5.000%, 12/01/34 (Alternative Minimum Tax)	12/20 at 100.00	AA–	1,016,500

300	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	AA	316,011

250	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 5.000%, 8/01/20	No Opt. Call	BBB+	258,178

1,600	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.000%, 6/15/23	6/20 at 100.00	BB–	1,596,336

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+	1,003,510

500	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 5.000%, 7/01/17	No Opt. Call	BB+	497,960

870	Philadelphia Municipal Authority, Philadelphia, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.000%, 4/01/23	4/19 at 100.00	A2	987,702
9,165	Total Pennsylvania			9,417,168
	Puerto Rico – 0.2%

500	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB, 5.250%, 7/01/18 – AMBAC Insured	No Opt. Call	BBB+	522,310
	Rhode Island – 0.5%

1,000	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Senior Series 2013A, 3.250%, 12/01/22 (Alternative Minimum Tax)	12/20 at 100.00	A+	937,400

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
460	6.000%, 6/01/23	10/13 at 100.00	Baa1	460,405
150	6.125%, 6/01/32	10/13 at 100.00	BBB+	150,132
1,610	Total Rhode Island			1,547,937
	South Carolina – 1.3%

500	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.125%, 12/01/30	12/16 at 100.00	Aa3	527,280

500	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds, Refunding Series 2011, 5.000%, 11/01/26	11/21 at 100.00	AA–	529,880

740	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 6.000%, 8/01/13	No Opt. Call	BBB+	740,000

1,200	South Carolina Jobs-Economic Development Authority, Hospital Refunding Revenue Bonds, Georgetown Hospital System, Series 2012B, 4.000%, 2/01/30 – AGM Insured	2/17 at 100.00	A3	1,076,868

250	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	260,763

750	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2012B, 4.000%, 10/01/30	10/22 at 100.00	A1	702,885
3,940	Total South Carolina			3,837,676
	South Dakota – 0.2%

500	South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue Bonds Series 2013B, 5.000%, 6/01/26	6/23 at 100.00	A–	540,755

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee – 0.7%

$1,000	Claiborne County Industrial Development Board, Tennessee, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2010, 6.000%, 10/01/30	10/20 at 100.00	N/R	$1,035,780

1,250	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Vanderbilt University, Variable Rate Demand Obligation Series 2012B, 0.650%, 10/01/38	4/17 at 100.00	AA	1,250,038
2,250	Total Tennessee			2,285,818
	Texas – 11.9%

750	La Vernia Higher Education Financing Corporation, Texas, Charter School Revenue Bonds, Kipp Inc., Series 2009A, 6.000%, 8/15/29	8/19 at 100.00	BBB	789,135

2,000	Austin Community College District Public Facility Corporation, Texas, Lease Revenue Bonds, Hays New Campus Project, Series 2012, 4.125%, 8/01/36	8/22 at 100.00	AA	1,836,940

1,385	Capital Area Cultural Education Facilities Finance Corporation, Texas Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005A. Remarketed, 5.750%, 4/01/26	4/20 at 100.00	Baa1	1,483,058

965	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2011, 4.800%, 8/15/21	No Opt. Call	BBB	993,246

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012:
300	2.250%, 8/15/15	No Opt. Call	BBB	297,279
300	2.350%, 8/15/16	No Opt. Call	BBB	295,590

675	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2010A, 4.300%, 12/01/16	No Opt. Call	BBB–	686,340

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
315	3.100%, 12/01/22	No Opt. Call	BBB–	279,503
1,625	4.400%, 12/01/47	12/22 at 100.00	BBB–	1,279,720

2,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013A, 5.000%, 11/01/38 (Alternative Minimum Tax)	11/20 at 100.00	A+	1,908,820

2,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012F, 5.000%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A+	1,995,440

1,500	Frisco Independent School District, Collin and Denton Counties, Texas, General Obligation Bonds, Series 2008A, 6.000%, 8/15/38	8/18 at 100.00	Aaa	1,707,390

	Harris County Water Control and Improvement District 74, Texas, General Obligation Bonds, Series 2010:
210	4.550%, 8/01/23	2/18 at 100.00	N/R	215,563
195	5.000%, 8/01/36	2/18 at 100.00	N/R	197,822
1,515	5.200%, 8/01/39	2/18 at 100.00	N/R	1,550,330

25	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/21 – NPFG Insured	10/13 at 100.00	A	25,059

2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2012B, 0.800%, 5/15/34	12/16 at 100.00	AA	1,988,400

1,630	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012A, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	A+	1,626,381

2,000	Midland College District, Texas, General Obligation Bonds, Series 2012, 3.000%, 2/15/25	2/22 at 100.00	AA	1,819,860

2,500	Montgomery County Municipal Utility District 46, Texas, General Obligation Bonds, Refunding Series 2013, 3.125%, 3/01/30	3/21 at 100.00	AA–	2,006,100

400	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/32	2/15 at 103.00	BBB–	400,300

Nuveen Investments	27

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio (continued)

July 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$2,000	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 4.125%, 8/15/32	8/22 at 100.00	AA	$1,766,420

1,000	North Texas Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2012A, 5.125%, 12/01/42	6/22 at 100.00	BBB–	913,150

375	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	394,185

1,000	Rockport, Texas, Certificates of Obligation, Series 2007, 5.250%, 2/15/27 – NPFG Insured	2/17 at 100.00	AA	1,079,610

825	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2012, 5.000%, 10/01/21	No Opt. Call	BBB+	928,265

750	San Antonio Public Facilities Corporation, Texas, Improvement and Refunding Lease Revenue Bonds, Convention Center Refinancing and Expansion Project, Series 2012, 4.000%, 9/15/30	9/22 at 100.00	AA+	705,533

1,735	Texas State, General Obligation Bonds, College Student Loan Series 2012, 3.250%, 8/01/29 (Alternative Minimum Tax)	8/22 at 100.00	Aaa	1,483,807

475	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	456,983

2,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2011, 5.250%, 7/01/23	7/21 at 100.00	Baa1	2,152,700

1,000	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 4.700%, 9/01/20	9/19 at 100.00	BBB	1,085,090

2,000	Waco Education Finance Corporation, Texas, Revenue Bonds, Baylor University Issue Series 2012, 4.125%, 3/01/43	3/22 at 100.00	A+	1,761,980
37,450	Total Texas			36,109,999
	Utah – 1.6%

1,100	Utah Charter School Finance Authority, Charter School Revenue Bonds, Ogden Preparatory Academy, Series 2012, 3.250%, 10/15/36	No Opt. Call	AA	810,139

	Utah Infrastructure Agency, Telecommunications and Franchise Tax Revenue, Series 2011A:
500	5.250%, 10/15/33 – AGM Insured	10/21 at 100.00	AA–	520,580
520	5.400%, 10/15/36 – AGM Insured	10/21 at 100.00	AA–	543,930

435	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 5.750%, 7/15/20	No Opt. Call	BBB–	457,607

1,550	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,576,118

85	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A, 5.750%, 7/15/22	7/15 at 102.00	N/R	82,796

80	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.125%, 6/15/17	No Opt. Call	BBB–	82,644

750	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust 3006, 17.881%, 6/15/26 – AGM Insured (IF) (5)	6/18 at 100.00	AAA	857,820
5,020	Total Utah			4,931,634
	Virgin Islands – 1.0%

500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/31 – ACA Insured	10/14 at 100.00	BBB+	507,880

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	10/19 at 100.00	Baa2	1,053,140

1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/19	No Opt. Call	BBB	1,110,260

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virgin Islands (continued)

$500	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes, Series 2009A-1, 5.000%, 10/01/24	10/19 at 100.00	BBB+	$527,965
3,000	Total Virgin Islands			3,199,245
	Virginia – 1.7%

1,900	Metropolitan Washington D.C. Airports Authority, Virginia, Airport System Revenue Bonds, Series 2008A, 5.375%, 10/01/28 (Alternative Minimum Tax)	10/18 at 100.00	AA–	1,986,450

1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2012B, 3.000%, 2/01/29	No Opt. Call	AA+	826,010

815	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.750%, 1/01/34	No Opt. Call	AA	964,879

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
40	4.750%, 1/01/25 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	38,396
1,400	5.000%, 1/01/27 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,344,392
5,155	Total Virginia			5,160,127
	Washington – 2.7%

1,700	Chelan County Public Utility District 1, Washington, Consolidated System Revenue Bonds Series 2011A, 5.500%, 7/01/24 (Alternative Minimum Tax)	7/21 at 100.00	AA+	1,920,133

1,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Series 2012-D, 5.000%, 7/01/35	7/22 at 100.00	Aa1	1,040,830

100	Kalispel Indian Tribe, Washington, Priority Distribution Bonds, Series 2008, 6.625%, 1/01/28	1/18 at 100.00	N/R	91,214

600	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.501%, 7/01/32 – AGM Insured (IF) (5)	7/17 at 100.00	AA+	623,796

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Regional Health, Improvement & Refunding Series 2013A:
925	5.000%, 12/01/22	No Opt. Call	Baa2	977,263
770	5.000%, 12/01/23	No Opt. Call	Baa2	805,867

75	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2007, 5.750%, 12/01/28	12/17 at 100.00	Baa2	77,147

750	University of Washington, General Revenue Bonds, Tender Option Bond Trust 3005, 18.055%, 6/01/31 – AMBAC Insured (IF)	6/17 at 100.00	Aaa	850,650

1,000	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30	12/20 at 100.00	Baa3	983,730

	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2001:
60	5.375%, 12/01/14 – AMBAC Insured	No Opt. Call	Aa3	60,111
25	5.000%, 12/01/19 – AMBAC Insured	10/13 at 100.00	BBB–	25,014

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
30	6.500%, 6/01/26	10/13 at 100.00	A3	30,326
660	6.625%, 6/01/32	10/13 at 100.00	Baa1	668,032
7,695	Total Washington			8,154,113
	West Virginia – 0.8%

1,150	West Virginia Higher Education Policy Commission, Revenue Bonds, Higher Education Facilities, Series 2012A, 5.000%, 4/01/29	4/22 at 100.00	Aa3	1,208,512

1,500	West Virginia Water Development Authority, Water Development Revenue Bonds, Loan Program III, Refunding Series 2012A, 3.500%, 7/01/33 (Alternative Minimum Tax)	No Opt. Call	Aa3	1,163,115
2,650	Total West Virginia			2,371,627

Nuveen Investments	29

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio (continued)

July 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin – 1.9%

$390	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A, 5.500%, 10/01/22	No Opt. Call	N/R	$378,238

485	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Tender Option Bond Trust 4287, 17.845%, 10/01/20 (IF) (5)	No Opt. Call	Aa3	452,549

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust Series 2010- 3184, 18.000%, 11/15/17 (IF)	No Opt. Call	AA+	535,460

1,665	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A2	1,747,334

440	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of Wisconsin Inc., Series 2008B, 19.120%, 8/15/37 (IF) (5)	2/20 at 100.00	AA–	474,228

750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.125%, 2/15/26	2/16 at 100.00	A–	772,410

225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 4.500%, 8/15/30	No Opt. Call	A–	214,803

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
1,000	6.000%, 5/01/27	5/19 at 100.00	AA–	1,157,310
90	6.000%, 5/01/33	5/19 at 100.00	AA–	102,107
5,545	Total Wisconsin			5,834,439
	Wyoming – 1.4%

625	Larmie County, Wyoming, Hospital Revenue Bonds, Cheyenne Regional Medical Center Project, Series 2012, 5.000%, 5/01/32	5/21 at 100.00	A+	625,944

1,000	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.000%, 9/15/26	3/21 at 100.00	A3	1,070,380

2,000	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 6.375%, 6/01/26	6/21 at 100.00	BBB	2,192,659

250	Wyoming Municipal Power Agency Power Supply System Revenue Bonds, 2008 Series A, 5.500%, 1/01/28	1/18 at 100.00	A2	275,558
3,875	Total Wyoming			4,164,541
$292,067	Total Investments (cost $303,073,448) – 96.5%			293,174,033
	Floating Rate Obligations – (0.8)%			(2,560,000)
	Other Assets Less Liabilities – 4.3%			13,058,217
	Net Assets – 100%			$303,672,250

30	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of Assets and Liabilities

July 31, 2013

Assets
Investments, at value (cost $303,073,448)	$293,174,033
Cash	10,764,867
Receivable for:
From Adviser	22,568
Interest	3,579,777
Investments sold	80,953
Shares sold	771,353
Other assets	2,468
Total assets	308,396,019
Liabilities
Floating rate obligations	2,560,000
Payable for:
Dividends	613,309
Shares redeemed	1,469,123
Accrued expenses:
Trustees fees	4,256
Other	77,081
Total liabilities	4,723,769
Net assets	$303,672,250
Shares outstanding	29,989,661
Net asset value per share	$10.13
Net assets consist of:
Capital paid-in	$312,182,243
Undistributed (Over-distribution of) net investment income	(247,786)
Accumulated net realized gain (loss)	1,637,208
Net unrealized appreciation (depreciation)	(9,899,415)
Net assets	$303,672,250
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of Operations

Year Ended July 31, 2013

Investment Income	$12,771,263
Expenses
Shareholder servicing agent fees and expenses	57,102
Interest expense on floating rate obligations	13,955
Custodian fees and expenses	63,613
Trustees fees and expenses	7,661
Professional fees	33,769
Shareholder reporting expenses	30,353
Federal and state registration fees	58,817
Other expenses	14,606
Total expenses before fee waiver/expense reimbursement	279,876
Fee waiver/expense reimbursement	(268,770)
Net expenses	11,106
Net investment income (loss)	12,760,157
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,738,961
Change in net unrealized appreciation (depreciation) of investments	(28,759,142)
Net realized and unrealized gain (loss)	(26,020,181)
Net increase (decrease) in net assets from operations	$(13,260,024)

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of Changes in Net Assets

	Year Ended 7/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$12,760,157	$10,232,664
Net realized gain (loss) from investments	2,738,961	3,745,877
Change in net unrealized appreciation (depreciation) of investments	(28,759,142)	15,117,463
Net increase (decrease) in net assets from operations	(13,260,024)	29,096,004
Distributions to Shareholders
From net investment income	(13,019,253)	(10,326,285)
From accumulated net realized gains	(4,536,713)	(606,456)
Decrease in net assets from distributions to shareholders	(17,555,966)	(10,932,741)
Fund Share Transactions
Proceeds from sale of shares	141,441,445	116,910,018
Proceeds from shares issued to shareholders due to reinvestment of distributions	9,232,432	4,772,017
	150,673,877	121,682,035
Cost of shares redeemed	(84,961,186)	(44,429,234)
Net increase (decrease) in net assets from Fund share transactions	65,712,691	77,252,801
Net increase (decrease) in net assets	34,896,701	95,416,064
Net assets at the beginning of period	268,775,549	173,359,485
Net assets at the end of period	$303,672,250	$268,775,549
Undistributed (Over-distribution of) net investment income at the end of period	$(247,786)	$38,106

See accompanying notes to financial statements.

34	Nuveen Investments

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Nuveen Investments	35

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
2013	$11.13	$.46	$(.82)	$(.36)	$(.47)	$(.17)	$(.64)	$10.13
2012	10.22	.51	.95	1.46	(.52)	(.03)	(.55)	11.13
2011	10.42	.54	(.11)	.43	(.54)	(.09)	(.63)	10.22
2010	9.80	.52	.60	1.12	(.50)	—	(.50)	10.42
2009	9.78	.49	.01	.50	(.48)	—	(.48)	9.80

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)	Portfolio Turnover Rate(e)
(3.54)%	$303,672	.09%	.09%	4.08%	—	%*	—	%*	4.17%	25%
14.66	268,776	.12	.12	4.64	—		—		4.75	29
4.38	173,359	.09	.08	5.25	.01		—		5.33	17
11.68	140,543	.17	.17	4.89	—		—		5.06	40
5.35	92,354	.25	.25	4.87	—		—		5.12	23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than 0.1%.

See accompanying notes to financial statements.

Nuveen Investments	37

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Managed Accounts Portfolios Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Municipal Total Return Managed Accounts Portfolio (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on November 14, 2006.

The Fund is developed exclusively for use within Nuveen-sponsored separately managed accounts. The Fund is a specialized municipal bond Fund to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors.

On December 31, 2012, the Fund’s investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolio of the Fund.

The Fund’s primary investment objective is to seek attractive total return. The Fund also seeks to provide high current income exempt from regular federal income taxes. NAM uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The Fund invests in various types of municipal securities, including investment grade (rated BBB/Baa or better), below investment grade (rated BB/Ba or lower) and unrated municipal securities. The Fund may invest up to 50% of its net assets in below investment grade municipal bonds, but will normally invest 10-30% of its net assets in such bonds. Such securities are commonly referred to as “high yield” securities or junk bonds. The Fund may invest up to 5% of its net assets in defaulted bonds. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund will focus on securities with intermediate to longer term maturities and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of approximately 12 to 25 years. The Fund may invest up to 50% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). The Fund may also make forward commitments in which the Fund agrees to buy a security for settlement in the future at a price agreed upon today.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of July 31, 2013, the Fund had no outstanding purchase commitments.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

The Fund declares dividends from its net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

38	Nuveen Investments

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	39

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$293,174,033	$—	$293,174,033
*	Refer to the Fund’s Portfolio of Investments for state classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as the Fund) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by the Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in

40	Nuveen Investments

“Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended July 31, 2013, the Fund invested in externally-deposited inverse floaters and self-deposited inverse floaters.

The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which the Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, the Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of the Fund’s inverse floater investments as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. As of July 31, 2013, the Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was $26,385,000.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the Fund during the fiscal year ended July 31, 2013, were as follows:

Average floating rate obligations outstanding	$2,086,781
Average annual interest rate and fees	0.67%

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments such as futures, options and swap transactions. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended July 31, 2013.

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 7/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold	12,883,379	$141,441,445	10,875,376	$116,910,018
Shares issued to shareholders due to reinvestment of distributions	839,105	9,232,432	444,051	4,772,017
Shares redeemed	(7,885,758)	(84,961,186)	(4,135,088)	(44,429,234)
Net increase (decrease)	5,836,726	$65,712,691	7,184,339	$77,252,801

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended July 31, 2013, aggregated $129,141,406 and $75,412,509, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	41

Notes to Financial Statements (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

As of July 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$300,427,091
Gross unrealized:
Appreciation	$5,663,182
Depreciation	(15,476,248)
Net unrealized appreciation (depreciation) of investments	$(9,813,066)

Permanent differences, primarily due to taxable market discount and distribution character reclassifications, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2013, the Fund’s tax year end, as follows:

Capital paid-in	$—
Undistributed (Over-distribution of) net investment income	(26,796)
Accumulated net realized gain (loss)	26,796

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of July 31, 2013, the Fund’s tax year end, were as follows:

Undistributed net tax-exempt income[1]	$769,657
Undistributed net ordinary income[2]	135,066
Undistributed net long-term capital gains	1,878,881
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period July 1, 2013 through July 31, 2013, and paid on August 1, 2013.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains if any.

The tax character of distributions paid during the Fund’s tax years ended July 31, 2013 and July 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013
Distributions from net tax-exempt income[3]	$12,595,500
Distributions from net ordinary income[2]	670,463
Distributions from net long-term capital gains[4]	3,994,081

2012
Distributions from net tax-exempt income	$10,142,510
Distributions from net ordinary income[2]	103,587
Distributions from net long-term capital gains	517,936
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Fund hereby designates this amount paid during the fiscal year ended July 31, 2013, as Exempt Interest Dividends.
[4]

The Fund designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended July 31, 2013.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[5]	$245,484
Late-year ordinary losses[6]	—
[5]	Capital losses incurred from November 1, 2012 through July 31, 2013, the Fund's tax year end.
[6]	Ordinary losses incurred from January 1, 2013 through July 31, 2013, and specified losses incurred from November 1, 2012 through July 31, 2013.

7. Management Fees and Other Transactions with Affiliates

The Adviser does not charge any management fees or other expenses directly to the Fund. The Adviser has agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund (excluding interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses). The Adviser and NAM are compensated for its services to the Fund from the fee charged at the separately managed account level.

42	Nuveen Investments

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	43

Trustees and Officers* (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine; entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	211
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	211
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	211

44	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	211
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	211
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	211

Nuveen Investments	45

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	211
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	211
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	211
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	211
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	211
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	211

46	Nuveen Investments

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	211
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
*	Represents the Fund’s Board of Trustees as of September 1, 2013.

Nuveen Investments	47

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against appropriate benchmarks; Fund fees and expenses; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Fund’s investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

48	Nuveen Investments

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Fund and the Sub-Adviser generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. The Board Members noted, however, that the Fund is offered via separately managed accounts and may require fewer shareholder services than a typical open-end fund.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. Given its unique structure, the Fund does not have a performance peer group (i.e., comparable funds against which the Fund can compare its performance). In considering the performance of the Fund, the Board therefore considered the Fund’s historic performance, as well as the performance of recognized benchmarks. The Independent Board Members reviewed performance information including the Fund’s total return information and performance information for recognized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2012 and March 31, 2013. In this regard, the Board noted that the Fund outperformed its benchmark for the foregoing periods.

Nuveen Investments	49

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

In addition, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. Further, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Independent Board Members recognized the unique fee structure of the Fund. The Fund does not pay the Adviser or Sub-Adviser a management fee and nearly all expenses are reimbursed by the Adviser. The Fund is sold via separately managed accounts. The Adviser therefore receives its advisory fees via the managed account management fee. Such fee is essentially a blended rate comprised of Fund fees pro-rated to the portion of the total product represented by the Fund and the managed account fees associated with the proportion of individual securities in the overall product. Given the different fee structure, and distribution and account support requirements, the Independent Board Members recognized that the expenses incurred by the Fund (nearly all of which are reimbursed by the Adviser) are not comparable to any comparable group of unaffiliated funds or other Nuveen funds. Based on their review, the Independent Board Members determined that the Fund’s fee and expense arrangement was reasonable.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of a Fund, is an affiliated sub-adviser). Therefore, in general, a fund’s overall management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the fund’s sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients, including other municipal separately managed accounts and passively managed exchange-traded funds (ETFs) sub-advised by the Adviser. Generally, in evaluating the comparisons of fees, the Independent Board Members have noted that the fee rates charged to funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies. With respect to the Fund, however, they recognized that the Fund is offered via separately managed accounts and therefore may not require or incur the costs of shareholder servicing to the same extent as typical open-end funds. Further, as noted, given the Fund’s unique fee and expense structure pursuant to which it does not pay management fees and the expenses are reimbursed, comparisons with peers were not available.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional

50	Nuveen Investments

personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. The Independent Board Members recognized, however, that the Fund does not have fund-level breakpoints given its unique structure.

In addition, pursuant to a complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. However, because the Fund does not pay a management fee, there is no applicable fund-level or complex-wide level breakpoint schedule, although its assets will be counted toward the complex-wide total.

Based on their review, the Independent Board Members concluded that the absence of a fund-level breakpoint schedule and a complex-wide fee arrangement was acceptable for the Fund.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Fund as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments	51

Notes

52	Nuveen Investments

Notes

Nuveen Investments	53

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays 7-Year Municipal Bond Index: An unmanaged index composed of a broad range of investment-grade municipal bonds with maturity dates of approximately seven years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund’s total assets (securities, cash, and accrued earnings), subtracting the fund’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Total Investment Exposure: Total investment exposure is the Fund’s assets managed by the Adviser that are attributable to leverage. For these purposes, leverage includes the Fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

54	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Portfolio is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	55

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MAPS-0713P

Mutual Fund

Nuveen Managed
Accounts Portfolios Trust

For investors seeking the potential for total return.

Annual Report

July 31, 2013

Fund Name

Ticker Symbol

Enhanced Multi-Strategy Income Managed Accounts Portfolio

NEMPX

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund
distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from
Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the
Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Another potential fiscal cliff in October along with a possible conflict in the Middle East both add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On
behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of
the Board

September 23, 2013

4

Nuveen Investments

Portfolio Manager’s Comments

This Portfolio was developed exclusively for use within Nuveen-sponsored separately managed accounts. It enables certain Nuveen separately managed account investors to achieve greater diversification and return potential than otherwise might be achievable.

The Portfolio is
managed by Nuveen Asset Management LLC, an affiliate of Nuveen Investments. Timothy A. Palmer, CFA, serves as portfolio manager for the Portfolio. Here Tim discusses the economic and market conditions, the Portfolio’s investment strategy and its performance for the twelve-month reporting period ended July 31, 2013.

What were the general market conditions and trends during this twelve-month reporting period ended July 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December
2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. At its September 2013 meeting (subsequent to the end of this reporting period), the Fed indicated that downside risks to the economy had diminished since the fall of 2012, but that recent tightening of financial conditions, if sustained, could potentially slow the pace of improvement in the economy and labor market. Consequently, the Fed made no changes to its highly accommodative monetary policies at the September meeting, announcing its decision to wait for additional evidence of sustained economic progress before adjusting the pace of its bond buying program.

As measured by gross domestic product (GDP), the U.S. economy grew at an estimated annualized rate of 1.7% in the second quarter of
2013, compared with 1.1% for the first quarter, continuing the pattern of positive economic growth for the 16th consecutive quarter. The Consumer Price Index (CPI) rose 2.0% year-over-year as of July 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued to slowly show signs of improvement, although unemployment remained above the Central Bank’s 6.5% target. As of July 2013, the national unemployment rate was 7.4%. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the
S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended June 2013 (most recent data available at the time this report was prepared). The outlook for the U.S. economy, however, continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation, which had been scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. Lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolio disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or
Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

5

For the majority of the reporting period, generally improving economic data and diminished systemic risk fears were supportive of risk assets in general and fixed income spread sectors specifically. The pressure to find yield continued to provide strong technical underpinnings to the market as investor flows indicated robust demand for fixed income securities for most of the reporting period. The tide quickly turned in the final month of the reporting period, however, triggered by the Fed Chairman’s comments that the economic outlook had improved enough to warrant a possible “tapering” of the
Central Bank’s quantitative easing programs as soon as September of this year, earlier than the market anticipated. In response, Treasury yields rose sharply, while global risk assets including equities, spread products and growth-sensitive currencies sold off significantly. The combination of rising yields and a sell-off in risk assets in June was somewhat unusual; the two have generally been negatively correlated over the past several years. The common thread in the markets appeared to be a general “de-risking” by investors based on concerns about the Central Bank’s withdrawal of policy stimulus.

How did the
Portfolio perform during the twelve-month reporting period ended July 31, 2013?

The table in the Performance and Expense Ratios section of this report provides Class I Share total returns for the Portfolio for the one-year, five-year and since inception periods ended July 31, 2013. The Portfolio’s Class I Share total returns at net asset value (NAV) outperformed the Barclays U.S.
Credit/Mortgage Index during the twelve-month reporting period ended July 31, 2013.

What strategies were used to manage the Portfolio during
the twelve-month reporting period ended July 31, 2013? How did these strategies influence performance?

Under normal circumstances, the
Portfolio will invest at least 80% of its assets in fixed income securities. The Portfolio will invest in various types of debt securities, including U.S. Treasury and U.S. agency bonds, U.S. investment grade corporate debt securities, U.S. high yield corporate debt securities, U.S. dollar denominated non-U.S. government bonds, non-U.S. dollar non-U.S. government bonds, emerging market debt and other short-term securities or instruments. In addition, the Portfolio may invest a substantial portion of its assets in mortgage-backed securities (MBS), including U.S. Agency mortgage-backed securities and commercial mortgage-backed securities (CMBS) and asset-backed securities. The Portfolio may also engage in repurchase, reverse repurchase, dollar rolls and forward purchase agreements (these investments will be generally short-term in nature and are primarily used to seek to enhance total return and manage liquidity).

In managing the Portfolio, we seek to maximize risk-adjusted total return through active management of sector rotation, issue selection, and yield curve positioning. We employ a sector team based process to identify and implement investment opportunities based on rigorous analysis of fixed income markets. The Portfolio invests broadly across sectors, including traditional investment-grade bonds, high yield securities, foreign currencies and bonds.

During the reporting period, security selection and overweights in the corporate market were the biggest positive contributors to the Portfolio’s relative performance versus its benchmark. We continued to position the Portfolio with significant overweights to both the investment-grade and high yield corporate sectors, and corresponding underweights to mortgages. Corporate bonds strongly outperformed Treasuries over the reporting period as the market continued to be supported by investors’ search for yield, strong fundamentals, a gradually improving U.S. economy and the Fed’s highly accommodative monetary policy. Our investment grade and high yield positions added significantly to performance during the reporting period, with the Portfolio benefiting from the additional yield available from bonds in these sectors as well as the gains associated with narrowing risk premiums for credit.

In particular, the Portfolio was rewarded for a substantial overweight to bank/financial credits within the investment grade sector. According to Barclays, the financial subsector of the investment grade market was one of the top performing areas of the overall fixed income market during the reporting period. We have been strong proponents of the value of

6

Nuveen Investments

financial credits based on their improving investment fundamentals. The market embraced this view as financial spreads tightened versus industrials, continuing the segment’s strong relative performance from recent periods. Additionally, the Portfolio benefited from our downward bias in credit quality within the investment grade sector, emphasizing BBB-rated corporates, which outperformed higher rated investment grade securities over the reporting period.

Within the securitized areas of the market, the CMBS sector was the top performer. The segment benefited from investor demand for high quality, lower risk bonds with incremental spread over government securities. Agency MBS marginally underperformed Treasuries and underperformed corporates significantly during the reporting period. Our underweight to mortgages, corresponding to our credit overweight, added to portfolio performance.

Our duration strategy, which indicates the Portfolio’s sensitivity to interest rate changes, was defensively positioned with duration shorter than the benchmark. This strategy aided performance during the reporting period. The Portfolio experienced no meaningful detractors to its performance during the reporting period.

While our main strategic emphasis on non-government sectors remained in place, we took advantage of the extreme market volatility at the end of the reporting period to make adjustments to the Portfolio to manage risk and position for intermediate term performance opportunities. We continued to emphasize corporates, with activity in the sector oriented toward repositioning based on relative value opportunities and research based ideas. We adjusted the Portfolio’s high yield exposure, responding to changes in sector valuations. We continued to maintain exposure to emerging market credit, which aided performance over the reporting period. We also continued to actively manage interest rate exposure, remaining defensive in the Portfolio’s duration positioning to protect against higher rates.

Investments in Derivatives

The Portfolio also continued to
invest in various derivative instruments over the course of this reporting period. The Portfolio invested in two-month U.S Treasury note and bond futures contracts, which were designed to benefit if interest rates at the ten year point of the yield curve rose more than the rates at the two and thirty year points. The impact of these futures contracts on performance during the period was slightly positive.

The Portfolio invested in interest rate swap contracts in a variety of currencies, with maturities ranging from three to ten years. Some contracts were positioned to benefit if interest rates rise, while others were positioned to benefit if interest rates fall in the underlying country, based on analysis indicating whether rates were relatively high or low compared to future expectations. The impact of these swap positions on performance was slightly positive and the Portfolio exited them prior to the close of the reporting period. The Portfolio also invested in credit default swap index positions that earn spread income in exchange for taking the credit default risk of broad investment grade and high yield default swap indices. These swap positions had a positive effective on performance during the period as credit strengthened, and these positions were significant in size relative to the total value of the portfolio of investments.

Lastly, the Portfolio invested in forward foreign currency exchange contracts in a variety of currencies, with settlements ranging from one to three months. Some of these contracts are positioned to benefit if the foreign currencies in the contracts strengthen with respect to the U.S. dollar, while others are positioned to benefit if the foreign currencies weaken with respect to the U.S. dollar, based on analysis indicating whether currencies were relatively high or low compared to future expectations. The impact of these contracts on performance during the period was slightly positive.

Risk Considerations

Mutual fund investing involves risk;
principal loss is possible. Debt or fixed income securities such as those held by the Portfolio, are subject to market risk, credit risk, interest rate risk, call risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of

Nuveen Investments

7

liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Asset-backed and mortgage backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments. The use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Dividend Information

The Portfolio
seeks to pay dividends at a rate that reflects the past and projected performance of the Portfolio. To permit a Portfolio to maintain a more stable monthly dividend, the Portfolio may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Portfolio during the period. If the Portfolio has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the
Portfolio’s net asset value. Conversely, if the Portfolio has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Portfolio’s net asset value. The
Portfolio will, over time, pay all its net investment income as dividends to shareholders. As of July 31, 2013, the Portfolio had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

8

Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments

9

Fund Performance and Expense Ratios

This is a specialized Portfolio developed exclusively for use within Nuveen-sponsored separately managed accounts.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns may reflect a
contractual agreement between the Portfolio and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Portfolio’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance call (800) 257-8787.

Portfolio shares have no sales charge. Portfolio returns assume reinvestment of dividends and capital gains.

The expense ratios shown reflect the Portfolio’s total operating expenses (before fee waivers and/or expense reimbursements) as shown in the Portfolio’s most recent prospectus.

Performance

Average
Annual Total Returns as of July 31, 2013

Average Annual

1-Year

5-Year

Since Inception*

Class I Shares

5.58%

12.60%

11.34%

Barclays U.S. Credit/Mortgage Index**

-1.60%

5.89%

5.54%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

Average Annual

1-Year

5-Year

Since Inception*

Class I Shares

6.70%

12.19%

11.14%

Expense Ratios as of Most Recent Prospectus

Gross Expense Ratio

Net Expense Ratio

Class I Shares

2.63%

0.00%

The Portfolio’s investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.

*
Since inception returns are from 12/27/07.

**
Refer to the Glossary of Terms Used in this Report for definitions. This index is not available for direct investment.

10

Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of
Portfolio shares.

Nuveen Investments

11

Yields as of July 31, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Portfolio’s yield that accounts for the future amortization of premiums or discounts of bonds held in the portfolio of investments. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the
Portfolio may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Dividend Yield

SEC 30-Day Yield

Class I Shares

5.35%

4.93%

12

Nuveen Investments

Holding Summaries as of July 31, 2013

This data relates to the securities held in the portfolio of investments. It should not be construed as a measure of performance for the Portfolio itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service,
Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Portfolio Credit Quality1

AAA

30.2%

AA

3.1%

A

29.9%

BBB

30.8%

BB or Lower

6.0%

Portfolio Allocation[2]

Corporate Bonds

50.6%

Mortgage-Backed Securities

23.7%

Short-Term Investments

20.1%

$1,000 Par (or similar) Institutional Structures

2.9%

Taxable Municipal Bonds

1.3%

Sovereign Debt

1.0%

U.S. Government and Agency Obligations

0.4%

Corporate Debt: Industries[3]

Diversified Financial Services

17.9%

Capital Markets

10.5%

Media

9.0%

Commercial Banks

7.9%

Oil, Gas & Consumable Fuels

7.2%

Metals & Mining

7.0%

Insurance

5.6%

Diversified Telecommunication Services

5.0%

Chemicals

3.8%

Energy Equipment & Services

3.7%

Tobacco

2.8%

Other

19.6%

1
As a percentage of total long-term investments (excluding investments in derivatives). Holdings are subject to change.

2
As a percentage of total investments (excluding investments in derivatives). Holdings are subject to change.

3
As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds, convertible bonds and any other debt instruments issued by a corporation (or that references a corporation) held by the Portfolio at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculate to less than 2.8% of total corporate debt holdings. Holdings are subject to change.

Nuveen Investments

13

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Portfolio expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000
(for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical Performance

Actual Performance

(5% annualized return before expenses)

Beginning Account Value (2/01/13)

$
1,000.00

$
1,000.00

Ending Account Value (7/31/13)

$
1,008.00

$
1,024.79

Expenses Incurred During Period

$
—

$
—

Expenses are equal to the Portfolio’s annualized net expense ratio of 0.00% for the six month period.

14

Nuveen Investments

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Managed Accounts Portfolios Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Enhanced Multi-Strategy Income Managed Accounts Portfolio (a series of the Nuveen Managed Accounts Portfolios Trust, hereinafter referred to as the “Fund”) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 25, 2013

Nuveen Investments

15

Portfolio of Investments

Enhanced Multi-Strategy Income Managed Accounts Portfolio

July 31, 2013

Principal Amount (000)

Description (1)

Coupon

Maturity

Ratings (2)

Value

CORPORATE BONDS – 60.8%

Aerospace & Defense – 0.2%

$
10

Raytheon Company

4.400%

2/15/20

A–

$
10,828

Airlines – 0.5%

25

Air Canada, 144A

12.000%

2/01/16

BB–

27,188

Automobiles – 0.2%

10

General Motors Financial Company Inc., 144A

4.250%

5/15/23

BB

9,600

Beverages – 0.8%

30

Anheuser Busch InBev

8.200%

1/15/39

A

44,570

Biotechnology – 0.3%

15

STHI Holding Corporation, 144A

8.000%

3/15/18

B

16,200

Capital Markets – 6.7%

15

E Trade Financial Corporation

6.375%

11/15/19

B2

15,938

215

Goldman Sachs Group, Inc.

6.000%

6/15/20

A

244,526

50

Morgan Stanley

6.625%

4/01/18

A

57,651

45

Morgan Stanley

5.625%

9/23/19

A

49,813

325

Total Capital Markets

367,928

Chemicals – 2.5%

20

CF Industries Inc.

6.875%

5/01/18

Baa2

23,601

40

Dow Chemical Company

4.250%

11/15/20

BBB

42,324

10

E.I. Du Pont de Nemours and Company

3.250%

1/15/15

A

10,379

25

Eastman Chemical Company

3.600%

8/15/22

BBB

24,540

5

Praxair, Inc.

4.500%

8/15/19

A

5,544

25

Rhodia SA, 144A

6.875%

9/15/20

BBB+

28,127

125

Total Chemicals

134,515

Commercial Banks – 2.6%

25

Banco Bradesco S.A. Grand Cayman, 144A

4.125%

5/16/16

Baa1

25,938

40

HSBC Holdings PLC

6.800%

6/01/38

A+

47,450

40

Rabobank Nederland

3.875%

2/08/22

Aa2

40,265

25

Royal Bank of Scotland

6.125%

12/15/22

BBB–

24,156

5

Wells Fargo & Company

3.450%

2/13/23

A+

4,787

135

Total Commercial Banks

142,596

Commercial Services & Supplies – 0.1%

7

Ceridian Corporation, 144A

8.875%

7/15/19

B1

7,928

Computers & Peripherals – 0.5%

25

Hewlett Packard Company

4.650%

12/09/21

A–

25,356

Consumer Finance – 1.5%

15

American Express Credit Corporation

1.750%

6/12/15

A+

15,248

10

American Express Credit Corporation

2.800%

9/19/16

A+

10,468

30

Discover Financial Services

5.200%

4/27/22

BBB

31,470

25

Ford Motor Credit Company

4.250%

9/20/22

Baa3

24,955

80

Total Consumer Finance

82,141

Containers & Packaging – 0.4%

25

Rock-Tenn Company

3.500%

3/01/20

BBB–

24,634

16

Nuveen Investments

Principal Amount (000)

Description (1)

Coupon

Maturity

Ratings (2)

Value

Diversified Financial Services – 11.5%

$

155

Bank of America Corporation

5.875%

1/05/21

A

$

176,113

10

Bank of America Corporation

6.500%

8/01/16

A

11,332

50

Citigroup Inc.

6.125%

11/21/17

A

57,244

100

Citigroup Inc.

4.500%

1/14/22

A

105,358

40

Citigroup Inc.

6.875%

3/05/38

A

49,012

55

General Electric Capital Corporation

5.300%

2/11/21

AA

60,262

25

General Electric Capital Corporation

6.875%

1/10/39

AA+

30,768

75

JPMorgan Chase & Company

6.000%

1/15/18

A+

86,244

45

JPMorgan Chase & Company

3.200%

1/25/23

A+

42,582

10

JPMorgan Chase & Company

3.375%

5/01/23

A

9,282

565

Total Diversified Financial Services

628,197

Diversified Telecommunication Services – 3.2%

35

AT&T, Inc.

6.800%

5/15/36

A

41,401

10

CyrusOne LP Finance

6.375%

11/15/22

B+

10,500

15

France Telecom

5.375%

7/08/19

A3

16,670

50

Qwest Corporation

6.750%

12/01/21

BBB–

55,953

45

Verizon Communications

6.250%

4/01/37

A

50,954

155

Total Diversified Telecommunication Services

175,478

Electric Utilities – 0.7%

40

Exelon Generation Co. LLC

4.250%

6/15/22

BBB+

40,194

Energy Equipment & Services – 2.4%

40

Ensco PLC

4.700%

3/15/21

BBB+

42,869

15

Gulfmark Offshore Inc.

6.375%

3/15/22

BB–

15,338

5

Nabors Industries Inc.

9.250%

1/15/19

BBB

6,239

10

Precision Drilling Corporation

6.500%

12/15/21

Ba1

10,550

40

Transocean Inc.

3.800%

10/15/22

BBB–

38,190

15

Weatherford International Limited

7.000%

3/15/38

Baa2

16,175

125

Total Energy Equipment & Services

129,361

Food & Staples Retailing – 0.4%

20

CVS Caremark Corporation

3.250%

5/18/15

BBB+

20,860

Food Products – 0.4%

5

Kraft Foods Inc.

6.125%

2/01/18

Baa2

5,820

15

Tyson Foods

4.500%

6/15/22

BBB

15,439

20

Total Food Products

21,259

Health Care Providers & Services – 0.5%

20

UnitedHealth Group Incorporated

6.875%

2/15/38

A

25,383

Independent Power Producers & Energy Traders – 0.5%

23

Calpine Corporation, 144A

7.875%

7/31/20

BB+

24,955

Insurance – 2.6%

25

Berkshire Hathaway Finance Corporation

5.400%

5/15/18

AA

29,001

40

Hartford Financial Services Group Inc.

6.000%

1/15/19

BBB

45,832

15

MetLife Inc.

7.717%

2/15/19

A–

18,971

20

Prudential Financial Inc.

7.375%

6/15/19

A

24,802

20

Prudential Financial Inc.

5.900%

3/17/36

A

22,319

120

Total Insurance

140,925

Nuveen Investments

17

Portfolio of Investments

Enhanced Multi-Strategy Income Managed Accounts Portfolio
(continued)

July 31, 2013

Principal Amount (000)

Description (1)

Coupon

Maturity

Ratings (2)

Value

Machinery – 0.2%

$

10

Terex Corporation

6.000%

5/15/21

BB–

$

10,250

Media – 5.7%

20

Comcast Corporation

6.400%

5/15/38

A–

23,839

10

Cox Communications Inc.

5.500%

10/01/15

BBB+

10,930

35

DIRECTV Holdings LLC

5.200%

3/15/20

BBB

37,705

40

NBC Universal Media LLC

2.875%

1/15/23

A–

38,024

50

News America Holdings Inc.

6.150%

2/15/41

BBB+

56,474

15

SES SA, 144A

3.600%

4/04/23

BBB

14,177

55

Time Warner Cable Inc.

6.550%

5/01/37

BBB

52,545

30

Time Warner Inc.

4.875%

3/15/20

BBB+

32,704

56

Viacom Inc.

4.375%

3/15/43

BBB+

48,041

311

Total Media

314,439

Metals & Mining – 4.5%

25

Alcoa Inc.

5.400%

4/15/21

BBB–

24,500

25

ArcelorMittal

6.750%

2/25/22

BB+

25,875

40

Freeport McMoRan Copper & Gold, Inc.

3.550%

3/01/22

BBB

36,143

50

Newmont Mining Corporation

6.250%

10/01/39

BBB+

47,620

25

Teck Resources Limited

6.125%

10/01/35

BBB

24,004

25

Teck Resources Limited

6.250%

7/15/41

BBB

23,631

25

United States Steel Corporation

6.050%

6/01/17

BB–

26,125

40

Vale Overseas Limited

6.875%

11/10/39

A–

39,327

255

Total Metals & Mining

247,225

Multiline Retail – 1.5%

40

Macys Retail Holdings Inc.

3.875%

1/15/22

BBB

40,511

35

Target Corporation

5.375%

5/01/17

A+

39,925

75

Total Multiline Retail

80,436

Oil, Gas & Consumable Fuels – 4.6%

55

Anadarko Petroleum Corporation

6.200%

3/15/40

BBB–

62,920

10

Atlas Pipeline LP Finance, 144A

5.875%

8/01/23

B+

9,550

20

Enbridge Energy Partners LP

5.200%

3/15/20

BBB

21,692

15

Key Energy Services Inc.

6.750%

3/01/21

BB–

14,700

10

Northern Tier Energy LLC, 144A

7.125%

11/15/20

BB–

10,025

5

Offshore Group Investment Limited

7.500%

11/01/19

B–

5,250

25

Plains All American Pipeline LP

5.750%

1/15/20

BBB

28,618

10

Sabine Pass LNG LP

7.500%

11/30/16

BB+

11,000

25

SM Energy Company

6.625%

2/15/19

BB–

26,500

25

Southwestern Energy Company

4.100%

3/15/22

BBB–

24,957

25

SunCor Energy Inc.

6.100%

6/01/18

BBB+

29,385

10

Targa Resources Inc., 144A

4.250%

11/15/23

BB

9,175

235

Total Oil, Gas & Consumable Fuels

253,772

Paper & Forest Products – 0.8%

10

Domtar Corporation

4.400%

4/01/22

BBB–

9,621

25

International Paper Company

8.700%

6/15/38

BBB

34,128

35

Total Paper & Forest Products

43,749

18

Nuveen Investments

Principal Amount (000)

Description (1)

Coupon

Maturity

Ratings (2)

Value

Pharmaceuticals – 0.2%

$

10

VP Escrow Corporation, 144A

6.375%

10/15/20

B1

$

10,325

Real Estate Investment Trust – 1.0%

25

HCP Inc.

3.750%

2/01/19

BBB+

25,914

25

Prologis Inc.

6.875%

3/15/20

BBB

29,630

50

Total Real Estate Investment Trust

55,544

Semiconductors & Equipment – 0.2%

10

Freescale Semiconductor Inc., 144A

5.000%

5/15/21

B1

9,650

Specialty Retail – 0.6%

5

Best Buy Co., Inc.

5.000%

8/01/18

Baa2

4,967

25

O’Reilly Automotive Inc.

4.875%

1/14/21

BBB

26,415

30

Total Specialty Retail

31,382

Thrifts & Mortgage Finance – 0.6%

30

WEA Finance LLC, 144A

4.625%

5/10/21

A2

31,725

Tobacco – 1.8%

50

Altria Group Inc.

9.950%

11/10/38

Baa1

75,029

25

Reynolds American Inc.

3.250%

11/01/22

Baa2

23,668

75

Total Tobacco

98,697

Wireless Telecommunication Services – 0.6%

30

American Tower Company

5.050%

9/01/20

BBB

31,092

$
3,056

Total Corporate Bonds (cost $3,184,197)

3,318,382

Principal Amount (000)/ Shares (5)

Description (1)

Coupon

Maturity

Ratings (2)

Value

$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 3.4%

Commercial Banks – 2.4%

20
EUR

Barclays Bank PLC

4.750%

N/A (3)

BBB–

$
20,501

10

Fifth Third Bancorp.

5.100%

N/A (3)

BB+

9,450

55

Wachovia Capital Trust III

5.570%

N/A (3)

BBB+

53,762

50

Wells Fargo Capital Trust X

5.950%

12/15/36

BBB+

49,500

Total Commercial Banks

133,213

Insurance – 1.0%

50

Catlin Insurance Company Limited

7.249%

N/A (3)

BBB+

52,125

5

Prudential Financial Inc.

5.200%

3/15/44

BBB+

4,638

Total Insurance

56,763

  Total $1,000 Par (or similar) Institutional Structures (cost
$183,414)

189,976

Principal Amount (000)

Description (1)

Coupon

Maturity

Ratings (2)

Value

MORTGAGE-BACKED SECURITIES – 28.4%

$
27

Fannie Mae Mortgage Pool 946228

5.997%

9/01/37

Aaa

$
28,740

177

Fannie Mae Mortgage Pool 929182

5.000%

3/01/38

Aaa

190,552

65

Fannie Mae Mortgage Pool 984834

5.000%

7/01/38

Aaa

70,366

79

Fannie Mae Mortgage Pool AB9659

3.000%

6/01/43

Aaa

77,160

800

Fannie Mae TBA Mortgage Pool, (WI/DD)

2.500%

TBA

Aaa

799,375

200

Fannie Mae TBA Mortgage Pool, (WI/DD)

4.500%

TBA

Aaa

211,906

170

Fannie Mae TBA Mortgage Pool MDR, (WI/DD)

4.000%

TBA

Aaa

176,667

$
1,518

Total Mortgage-Backed Securities (cost $1,538,569)

1,554,766

Nuveen Investments

19

Portfolio of Investments

Enhanced Multi-Strategy Income Managed Accounts Portfolio
(continued)

July 31, 2013

Principal Amount (000)

Description (1)

  Optional Call
Provisions (4)

Ratings (2)

Value

TAXABLE MUNICIPAL BONDS – 1.5%

Illinois – 1.5%

$
75

Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19

No Opt. Call

A–

$
81,985

$
75

Total Taxable Municipal Bonds (cost $75,000)

81,985

Principal Amount (000)

Description (1)

Coupon

Maturity

Ratings (2)

Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.4%

$
25

U.S. Treasury Notes

0.750%

12/31/17

Aaa

$
24,514

$
25

Total U.S. Government and Agency Obligations (cost $24,873)

24,514

Principal Amount (000) (5)

Description (1)

Coupon

Maturity

Ratings (2)

Value

SOVEREIGN DEBT – 1.2%

Peru – 0.3%

$
15

Republic of Peru

6.550%

3/14/37

BBB

$
17,625

South Africa – 0.9%

400
ZAR

Republic of South Africa

10.500%

12/21/26

A–

48,119

Total Sovereign Debt (cost $73,228)

65,744

Total Long-Term Investments (cost $5,079,281)

5,235,367

Principal Amount (000)

Description (1)

Coupon

Maturity

Value

SHORT-TERM INVESTMENTS – 24.1%

$
1,321

  Repurchase Agreement with State Street Bank, dated 7/31/13, repurchase price $1,320,538, collateralized by $1,345,000 U.S. Treasury Notes, 0.875%, due 2/28/17, value $1,347,686

0.010%

8/01/13

$
1,320,537

Total Short-Term Investments (cost $1,320,537)

1,320,537

Total Investments (cost $6,399,818) – 119.8%

6,555,904

Other Assets Less Liabilities – (19.8)% (6)

(1,081,654)

Net Assets – 100%

$
5,474,250

Investments in Derivatives as of July 31, 2013

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty

Currency Contracts to Deliver

Notional Amount (Local Currency)

In Exchange For Currency

Notional Amount (Local Currency)

Settlement Date

Unrealized Appreciation (Depreciation) (U.S. Dollars) (6)

Bank of America

Japanese Yen

9,000,000

U.S. Dollar

89,942

9/17/13

$
(2,001
)

Citibank

Euro

12,000

U.S. Dollar

15,845

9/30/13

(123
)

Citibank

U.S. Dollar

203,958

Canadian Dollar

215,000

8/30/13

5,225

JPMorgan

U.S. Dollar

39,167

Mexican Peso

500,000

10/31/13

(344
)

$
2,757

Credit Default Swaps outstanding:

Counterparty

Reference Entity

Buy/Sell Protection (7)

Current Credit Spread (8)

Notional Amount (U.S. Dollars)

Fixed Rate (Annualized)

Termination Date

Value

Unrealized Appreciation (Depreciation) (6)

JPMorgan

Markit CDX NA HY 20 Index

Sell

3.636
%

$
1,800,000

5.000
%

6/20/18

$
113,391

$
33,516

20

Nuveen Investments

Investments in Derivatives as of July 31, 2013 (continued)

Futures Contracts outstanding:

Type

Contract Position

Number of Contracts

Contract Expiration

Notional Value

Unrealized Appreciation (Depreciation)

U.S. Long Bond

Short

(2
)

9/13

$
(268,125
)

$
13,447

(1)

All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

Perpetual security. Maturity date is not applicable.

(4)

Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(5)

Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)

Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(7)

The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity.
Buying protection has a similar credit risk position to selling the referenced entity short.

(8)

The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

TBA

To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD

Investments, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

MDR

Denotes investment is subject to dollar roll transactions.

N/A

Not applicable.

EUR

Euro

ZAR

South African Rand

See accompanying notes to financial statements.

Nuveen Investments

21

Statement of Assets and Liabilities

July 31, 2013

Assets

Long-term investments, at value (cost $5,079,281)

$
5,235,367

Short-term investments, at value (cost approximates value)

1,320,537

Deposits with brokers for open futures contracts

6,000

Cash denominated in foreign currencies (cost $861)

903

Credit default swaps premiums paid

79,875

Unrealized appreciation on:

Credit default swaps

33,516

Forward foreign currency exchange contracts

5,225

Receivable for:

Due from broker (net of amounts uncollectable of $11,520)

1,093

From Adviser

9,871

Interest

47,122

Investments sold

1,007

Other assets

6,871

Total assets

6,747,387

Liabilities

Unrealized deprecation on forward foreign currency exchange contracts

2,468

Payable for:

Dividends

24,390

Investments purchased

1,186,659

Variation margin on futures contracts

313

Accrued expenses:

Trustees fees

43

Other

59,264

Total liabilities

1,273,137

Net assets

$
5,474,250

Shares outstanding

527,980

Net asset value per share

$
10.37

Net assets consist of:

Capital paid-in

$
5,260,959

Undistributed (Over-distribution of) net investment income

(7,540
)

Accumulated net realized gain (loss)

14,969

Net unrealized appreciation (depreciation)

205,862

Net assets

$
5,474,250

Authorized shares

Unlimited

Par value per share

$
0.01

See accompanying notes to financial
statements.

22

Nuveen Investments

Statement of Operations

Year Ended July 31, 2013

Investment Income

$
203,738

Expenses

Shareholder servicing agent fees and expenses

167

Custodian fees and expenses

19,708

Trustees fees and expenses

320

Professional fees

41,805

Shareholder reporting expenses

23,142

Federal and state registration fees

25,234

Other expenses

8,240

Total expenses before fee waiver/expense reimbursement

118,616

Fee waiver/expense reimbursement

(118,616
)

Net expenses

—

Net investment income (loss)

203,738

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments and foreign currency

18,162

Forward foreign currency exchange contracts

32,363

Futures contracts

8,787

Swaps

258,589

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency

(217,592
)

Forward foreign currency exchange contracts

(10,976
)

Futures contracts

13,447

Swaps

692

Net realized and unrealized gain (loss)

103,472

Net increase (decrease) in net assets from operations

$
307,210

See accompanying notes to financial
statements.

Nuveen Investments

23

Statement of Changes in Net Assets

Year Ended 7/31/13

Year Ended 7/31/12

Operations

Net investment income (loss)

$
203,738

$
249,629

Net realized gain (loss) from:

Investments and foreign currency

18,162

79,585

Forward foreign currency exchange contracts

32,363

(8,138
)

Futures contracts

8,787

(20,996
)

Swaps

258,589

14,501

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency

(217,592
)

123,241

Forward foreign currency exchange contracts

(10,976
)

18,656

Futures contracts

13,447

4,467

Swaps

692

52,552

Net increase (decrease) in net assets from operations

307,210

513,497

Distributions to Shareholders

From net investment income

(305,497
)

(344,838
)

From accumulated net realized gains

(118,048
)

(272,920
)

Decrease in net assets from distributions to shareholders

(423,545
)

(617,758
)

Fund Share Transactions

Proceeds from sale of shares

20,367

30,840

Cost of shares redeemed

(21,020
)

—

Net increase (decrease) in net assets from Fund share transactions

(653
)

30,840

Net increase (decrease) in net assets

(116,988
)

(73,421
)

Net assets at the beginning of period

5,591,238

5,664,659

Net assets at the end of period

$
5,474,250

$
5,591,238

Undistributed (Over-distribution of) net investment income at the end of period

$
(7,540
)

$
(62,180
)

See accompanying notes to financial
statements.

24

Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments

25

Financial Highlights

Selected data for a share outstanding throughout each period:

Investment Operations

Less Distributions

Year Ended July 31,

Beginning Net Asset Value

Net Invest- ment Income (Loss)(a)

Net Realized/ Unrealized Gain (Loss)

Total

From Net Invest- ment Income

From Accum- ulated Net Realized Gains

Total

Ending Net Asset Value

2013

$
10.59

$
.39

$
.19

$
.58

$
(.58
)

$
(.22
)

$
(.80
)

$
10.37

2012

10.79

.47

.50

.97

(.65
)

(.52
)

(1.17
)

10.59

2011

11.75

.64

.16

.80

(.79
)

(.97
)

(1.76
)

10.79

2010

10.56

.71

1.42

2.13

(.94
)

—

(.94
)

11.75

2009

9.81

1.08

.72

1.80

(.85
)

(.20
)

(1.05
)

10.56

26

Nuveen Investments

Ratios/Supplemental Data

Ratios to Average Net Assets Before Waiver/Reimbursement

Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)

Ending Net Assets (000)

Expenses

Net Invest- ment Income (Loss)

Expenses

Net Invest- ment Income (Loss)

Portfolio Turnover Rate(d)(e)

5.58
%

$
5,474

2.11
%

1.52
%

0.00
%

3.63
%

201
%

9.99

5,591

2.63

1.95

0.00

4.58

55

7.44

5,665

2.25

3.43

0.00

5.68

137

20.88

6,336

2.60

3.75

0.00

6.34

169

20.12

5,711

3.04

8.11

0.00

11.15

439

(a)
Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)
Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

(c)
After fee waiver and/or expense reimbursement from the Adviser.

(d)
Excluding dollar roll transactions, where applicable.

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases and sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments

27

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Managed Accounts Portfolios Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Enhanced Multi-Strategy Income Managed Accounts Portfolio (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on November 14, 2006.

On December 31, 2012, the Fund’s investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the
Sub-Adviser manages the investment portfolios of the Funds.

The Fund is developed exclusively for use within Nuveen-sponsored separately managed accounts. The Fund is a specialized Fund to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund enables certain Nuveen separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors.

The Fund’s primary investment objective is total return, with current income as a secondary objective. Under normal conditions, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest in various types of debt securities, including U.S. Treasury and U.S. agency bonds, U.S. investment grade corporate debt securities, U.S. high yield corporate debt securities, U.S. dollar-denominated non-U.S. government bonds, non-U.S. dollar non-U.S. government bonds, emerging market debt, and other short-term securities. In addition, the Fund may invest a substantial portion of its assets in mortgage-backed securities, including U.S. agency mortgage backed securities and commercial mortgage backed securities, and asset-backed securities. The Fund may also engage in repurchase, reverse repurchase, dollar rolls and forward purchase agreements (these investments will generally be short-term in nature and are primarily used to seek to enhance total return and manage liquidity).

The
Fund may invest up to 50% of its net assets in securities that are rated below investment grade or securities that are unrated but deemed by the Sub-Adviser, to be of equivalent quality. Such securities are commonly referred to as
“high-yield” securities or “junk bonds”; which includes U.S. and non-U.S. high yield corporate bonds and securities. The Fund may invest up to 25% of its net assets in the debt of non-U.S. issuers, including up to 25% of its net assets in obligations of non-U.S. entities that are located in emerging markets. These limits apply only at the time of any specific new investments.

Under normal market conditions, the Sub-Adviser expects the Fund to maintain an intermediate term average duration, which will generally fall within four to seven years.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including interest rate swaps, currency swaps, total return swaps, and credit default swaps; and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns.
The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of July 31, 2013, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

  Outstanding when-issued/delayed delivery purchase
commitments

$
1,186,659

28

Nuveen Investments

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

The Fund
declares dividends from net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Trust’s organizational
documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Prices of fixed-income securities,
forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (NAV) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that

Nuveen Investments

29

Notes to Financial Statements (continued)

have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Fair Value
Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –

Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –

Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –

Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

Level 1

Level 2

Level 3

Total

Long-Term Investments*:

Corporate Bonds

$
—

$
3,318,382

$
—

$
3,318,382

$1,000 Par (or similar) Institutional Structures

—

189,976

—

189,976

Mortgage-Backed Securities

—

1,554,766

—

1,554,766

Taxable Municipal Bonds

—

81,985

—

81,985

U.S. Government and Agency Obligations

—

24,514

—

24,514

Sovereign Debt

—

65,744

—

65,744

Short-Term Investments:

Repurchase Agreements

—

1,320,537

—

1,320,537

Derivatives:

Forward Foreign Currency Exchange Contracts**

—

2,757

—

2,757

Credit Default Swaps**

—

33,516

—

33,516

Futures Contracts**

13,447

—

—

13,447

$
13,447

$
6,592,177

$
—

$
6,605,624

*
Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.

**
Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the
Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

30

Nuveen Investments

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)
If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of
Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of
Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Dollar Roll Transactions

The Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which the Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase a substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Portfolio of Investments as “MDR”, when applicable.
During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls, which is recognized as a component of “Investment income” on the Statement of Operations. Dollar rolls are valued daily.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Foreign Currency Transactions

The Fund is authorized to
engage in foreign currency exchange transactions, including forward foreign currency exchange, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than
U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are
maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in
foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options written, swaps, and swaptions written are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The
unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options

Nuveen Investments

31

Notes to Financial Statements (continued)

written, swaps and swaptions written are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures, options written, swaps and swaptions written,” respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is
authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

The Fund is authorized to enter into forward foreign currency exchange contracts (“forward contract”) under two circumstances:
(i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate and are recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts” on the Statement of
Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the
Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts
will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the fiscal year ended July 31, 2013, the Fund was invested in forward foreign currency exchange contracts in a variety of currencies, with settlements ranging from one to three months. Some of these contracts are positioned to benefit if the foreign currencies in the contracts strengthen with respect to the U.S. dollar, while others are positioned to benefit if the foreign currencies weaken with respect to the U.S. dollar, based on analysis indicating whether currencies were relatively high or low compared to future expectations.

The average notional amount of forward foreign currency exchange contracts outstanding during the fiscal year ended July 31, 2013, was as follows:

  Average notional amount of forward foreign currency exchange contracts outstanding*

$
430,324

*
The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

32

Nuveen Investments

The following table presents the fair value of all forward foreign currency exchange contracts held by the Fund as of
July 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities

Underlying Risk Exposure

Derivative Instrument

Asset Derivatives

(Liability) Derivatives

Location

Value

Location

Value

  Foreign Currency
Exchange Rate

Forward Foreign Currency Exchange Contracts

Unrealized appreciation on forward foreign currency exchange contracts

$
5,225

Unrealized depreciation on forward foreign currency exchange contracts

$
(2,468
)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation)
recognized on forward foreign currency exchange contracts during the fiscal year ended July 31, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure

Derivative Instrument

Net Realized Gain (Loss)

Change in Net Unrealized Appreciation (Depreciation)

Foreign Currency Exchange Rate

Forward Foreign Currency Exchange Contracts

$
32,363

$
(10,976
)

Futures Contracts

Upon
execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the
Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the investors account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended July 31, 2013, the Fund was invested in U.S. Treasury note and bond futures contracts designed to benefit if interest rates at the ten year point of the yield curve rose more than rates at the two and thirty year points.

The average notional amount of futures contracts
outstanding during the fiscal year ended July 31, 2013, was as follows:

  Average notional amount of futures contracts
outstanding*

$
170,363

*
The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Fund as of
July 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities

Underlying Risk Exposure

Derivative Instrument

Asset Derivatives

(Liability) Derivatives

Location

Value

Location

Value

Interest Rate

Futures Contracts

Receivable for variation margin on futures contracts*

$
—

Payable for variation margin on futures contracts*

$
13,447

*
Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

Nuveen Investments

33

Notes to Financial Statements (continued)

The following table presents the amount
of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts during the fiscal year ended July 31, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure

Derivatie Instrument

Net Realized Gain (Loss)

Change in Net Unrealized Appreciation (Depreciation)

Interest Rate

Futures contracts

$
8,787

$
13,447

Interest Rate Swap Contracts

In connection with these contracts, securities in the Fund’s portfolios of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Fund accrue daily the periodic payments expected to be paid and/or received on each interest rate swap contract and recognize the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the
Statement of Operations. Income received or paid by the Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund’s basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and
Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended July 31,
2013, the Fund was invested in interest rate swap contracts in a variety of currencies, with maturities ranging from three to ten years, some positioned to benefit if rates rise, others positioned to benefit if rates fall in the underlying country, based on analysis indicating whether rates were relatively high or low compared to future expectations.

The average notional amount of interest rate
swap contracts outstanding during the fiscal year ended July 31, 2013, was as follows:

  Average notional amount of interest rate swap contracts
outstanding*

$
40,492

*
The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

The Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps (,net)” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Credit default swap contracts are valued daily. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps”, and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the fiscal year ended July 31, 2013, the Fund was invested in credit default swap index positions that earn spread income in exchange for taking the credit default risk of broad investment grade and high yield default swap indices.

34

Nuveen Investments

The average notional amount of credit default swap contracts outstanding during the fiscal year ended July 31,
2013, was as follows:

  Average notional amount of credit default swap contracts
outstanding*

$
2,478,000

*
The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Fund as of July 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities

Underlying Risk Exposure

Derivative Instrument

Asset Derivatives

(Liability) Derivatives

Location

Value

Location

Value

Credit

Credit default swaps

Unrealized appreciation on credit default swaps*

$
33,516

—

$
—

*
Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts for the fiscal year ended July 31, 2013, as well as the primary underlying risk exposure.

Underlying Risk Exposure

Derivative Instrument

Net Realized Gain/(Loss)

Change in Net Unrealized Appreciation (Depreciation)

Credit

Credit default swaps

$
227,690

$
34,103

Interest

Interest rate swaps

30,899

(33,411
)

Total

$
258,589

$
692

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily
(based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

Year Ended 7/31/2013

Year Ended 7/31/12

Shares

Amount

Shares

Amount

Shares sold

1,913

$
20,367

3,026

$
30,840

Shares redeemed

(2,000
)

(21,020
)

—

—

Net increase (decrease)

(87
)

$
(653
)

3,026

$
30,840

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative and dollar roll transactions) for the fiscal year ended July 31,
2013, were as follows:

Purchases:

Investment securities

$
1,260,205

U.S. Government and agency obligations

10,849,664

Sales and maturities:

Investment securities

1,042,093

U.S. Government and agency obligations

9,946,840

Nuveen Investments

35

Notes to Financial Statements (continued)

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information
is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of foreign currency transaction gains and losses, amortization of premium and timing and character differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

As of July 31,
2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments

$
6,428,633

Gross unrealized:

Appreciation

219,918

Depreciation

(92,647
)

Net unrealized appreciation (depreciation) of investments

$
127,271

Permanent differences, primarily due to federal taxes paid, notional principal contracts, foreign currency reclassifications, bond premium amortization adjustments and paydown adjustments, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2013, the Fund’s tax year end, as follows:

Capital paid-in

$
(1,804
)

Undistributed (Over–distribution of) net investment income

156,399

Accumulated net realized gain (loss)

(154,595
)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Fund’s tax year end, were as follows:

  Undistributed net ordinary
income[1]

$
103,638

Undistributed net long-term capital gains

—

[1]

Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period July 1, 2013 through July 31, 2013 and paid on August 1, 2013. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended July 31, 2013 and July 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013

Distributions from net ordinary income[2]

$
408,617

Distributions from net long-term capital gains[3]

16,725

2012

Distributions from net ordinary income[2]

$
422,695

Distributions from net long-term capital gains

200,059

[2]
Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

[3]

The Fund hereby designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended July 31, 2013.

During the Fund’s tax year
ended July 31, 2013, there were no capital losses generated.

7. Management Fees and Other Transactions with Affiliates

The Adviser does not charge any management fees or other expenses directly to the Fund. The Adviser has agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund (excluding interest expense, taxes, fees incurred in acquiring and disposing of investment portfolio securities and extraordinary expenses). The Adviser and NAM are compensated for their services to the Fund from the fee charged at the separately managed account level.

As of July 31, 2013, Nuveen owned all shares of the Fund.

36

Nuveen Investments

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (ASU) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and
Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments

37

Trustees and Officers*
(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen
Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

  Name,
Year of Birth & Address

Position(s) Held with the Funds

  Year First
 Elected or
Appointed (1)

Principal Occupation(s) Including other Directorships During Past 5 Years

  Number of
 Portfolios in
 Fund Complex   Overseen
by Trustee

Independent Trustees:

  William J. Schneider   1944   333 W. Wacker Drive
Chicago, IL 60606

Chairman of the Board and Trustee

1996

Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of
Miller-Valentine Group; owner in several other Miller-Valentine; entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory
Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.

211

  Robert P. Bremner   1940   333 W. Wacker Drive
Chicago, IL 60606

Trustee

1996

Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council
affiliated with the Investment Company Institute.

211

  Jack B. Evans
 1948   333 W. Wacker Drive
Chicago, IL 60606

Trustee

1999

President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago;
formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

211

  William C. Hunter   1948   333 W. Wacker Drive
Chicago, IL 60606

Trustee

2004

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox
Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the
University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

211

  David J. Kundert   1942   333 W. Wacker Drive
Chicago, IL 60606

Trustee

2005

Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management,
President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of
Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

211

38

Nuveen Investments

  Name,
Year of Birth & Address

Position(s) Held with the Funds

  Year First
 Elected or
Appointed (1)

Principal Occupation(s) Including other Directorships During Past 5 Years

  Number of
 Portfolios in
 Fund Complex   Overseen
by Trustee

  John K. Nelson   1962
333 West Wacker Drive Chicago, IL 60606

Trustee

2013

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and
The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial
Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

211

  Judith M. Stockdale   1947   333 W. Wacker Drive
Chicago, IL 60606

Trustee

1997

Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection
Fund (1990-1994).

211

  Carole E. Stone
 1947   333 W. Wacker Drive
Chicago, IL 60606

Trustee

2007

Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly,
Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).

211

Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606

Trustee

2011

Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management
Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).

211

  Terence J. Toth
 1959   333 W. Wacker Drive
Chicago, IL 60606

Trustee

2008

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC
(since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management &
Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and
Northern Trust Hong Kong Board (1997-2004).

211

Nuveen Investments

39

Trustees and Officers* (Unaudited) (continued)

  Name,
Year of Birth & Address

Position(s) Held with the Funds

  Year First
 Elected or
Appointed (2)

Principal Occupation(s) During Past 5 Years

  Number of
 Portfolios in
 Fund Complex   Overseen
by Officer

Officers of the Funds:

  Gifford R. Zimmerman   1956   333 W. Wacker Drive
Chicago, IL 60606

Chief Administrative Officer

1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of
Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate
General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management
Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly,
Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

211

  Margo L. Cook
 1964   333 W. Wacker Drive
Chicago, IL 60606

Vice President

2009

Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment
Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset
Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.

211

  Lorna C. Ferguson   1945   333 W. Wacker Drive
Chicago, IL 60606

Vice President

1998

  Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since
2004).

211

  Stephen D. Foy
 1954   333 W. Wacker Drive
Chicago, IL 60606

Vice President and Controller

1998

Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities,
LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.

211

  Scott S. Grace
 1970   333 W. Wacker Drive
Chicago, IL 60606

Vice President and Treasurer

2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since
2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global
Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of
Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.

211

  Walter M. Kelly
 1970   333 W. Wacker Drive
Chicago, IL 60606

Chief Compliance Officer and Vice President

2003

Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen
Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.

211

  Tina M. Lazar
 1961   333 W. Wacker Drive
Chicago, IL 60606

Vice President

2002

Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.

211

40

Nuveen Investments

Trustees and Officers* (Unaudited) (continued)

  Name,
Year of Birth & Address

Position(s) Held with the Funds

  Year First
 Elected or
Appointed (2)

Principal Occupation(s) During Past 5 Years

  Number of
 Portfolios in
 Fund Complex   Overseen
by Officer

  Kevin J. McCarthy   1966
333 W. Wacker Drive Chicago, IL 60606

Vice President and Secretary

2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and
Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management
LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

211

Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402

Vice President and Assistant Secretary

2011

Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing
Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc.
(2004-2010).

211

  Joel T. Slager
 1978   333 West Wacker Drive
Chicago, IL 60606

Vice President and Assistant Secretary

2013

Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the
Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).

211

Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606

Vice President

2011

Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).

108

(1)
Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

*
Represents the Fund’s Board of Trustees as of September 1, 2013.

Nuveen Investments

41

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment
Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory
Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreement and the Sub-Advisory
Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the
“May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Adviser and the Sub-Adviser (the Adviser and
the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against appropriate benchmarks; Fund fees and expenses; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Fund’s investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser.
The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year.
In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the
Sub-Adviser’s investment teams in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the
Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The
Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and
Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members
did not identify any single factor as all important or controlling. The

42

Nuveen Investments

Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund
Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Fund and the Sub-Adviser generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. The Board Members noted, however, that the Fund is offered via separately managed accounts and may require fewer shareholder services than a typical open-end fund.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the
foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent
Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. Given its unique structure, the Fund does not have a performance peer group (i.e., comparable funds against which the Fund can compare its performance). In considering the performance of the Fund, the Board therefore considered the Fund’s historic performance, as well as the performance of recognized benchmarks. The Independent Board Members reviewed performance

Nuveen Investments

43

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

information including the Fund’s total return information and performance information for recognized benchmarks for the quarter, one-, three- and five-year periods ending December 31,
2012 and March 31, 2013. In this regard, the Board noted that the Fund outperformed its benchmark for the foregoing periods.

In evaluating
performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class)
during that shareholder’s investment period.

In addition, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. Further, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Independent Board Members recognized the unique fee structure of the Fund. The Fund does not pay the Adviser or
Sub-Adviser a management fee and nearly all expenses are reimbursed by the Adviser. The Fund is sold via separately managed accounts. The Adviser therefore receives its advisory fees via the managed account management fee. Such fee is essentially a blended rate comprised of Fund fees pro-rated to the portion of the total product represented by the Fund and the managed account fees associated with the proportion of individual securities in the overall product. Given the different fee structure, and distribution and account support requirements, the Independent Board Members recognized that the expenses incurred by the Fund (nearly all of which are reimbursed by the Adviser) are not comparable to any comparable group of unaffiliated funds or other Nuveen funds. Based on their review, the Independent Board Members determined that the Fund’s fee and expense arrangement was reasonable.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of a Fund, is an affiliated sub-adviser). Therefore, in general, a fund’s overall management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the fund’s sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients, including other separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. Generally, in evaluating the comparisons of fees, the Independent Board Members have noted that the fee rates charged to funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies. With respect to the Fund, however, they recognized that the Fund is offered via separately managed accounts and therefore may not require or incur the costs of shareholder servicing to the same extent as typical open-end funds. Further, as noted, given the Fund’s unique fee and expense structure pursuant to which it does not pay management fees and the expenses are reimbursed, comparisons with peers were not available.

3. Profitability of
Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent
Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

44

Nuveen Investments

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued
investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the
Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the
Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a
Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund. See
Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of
Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. The Independent Board Members recognized, however, that the Fund does not have fund-level breakpoints given its unique structure.

In addition, pursuant to a complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. However, because the Fund does not pay a management fee, there is no applicable fund-level or complex-wide level breakpoint schedule, although its assets will be counted toward the complex-wide total.

Based on their review, the Independent Board Members concluded that the absence of a fund-level breakpoint schedule and a complex-wide fee arrangement was acceptable for the Fund.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered whether the Fund
Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Fund as well as the
Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the
Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board
Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each
Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments

45

Glossary of Terms Used in this Report

Asset-backed securities (ABS): Securities whose value and income payments are derived from and collateralized (or “backed”) by a specified pool of underlying assets. The pools of underlying assets can include credit cards, auto loans, mortgages, aircraft leases, royalty payments, among others.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays U.S. Credit/Mortgage Index: A market-weighted blend of the Barclays U.S. Credit Index and the Barclays Mortgage-backed securities (MBS)
Index. The Barclays U.S. Credit Index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility, and finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are sovereign, supranational, foreign agency, and foreign local government. The Barclays MBS Index is a market value-weighted index which covers the mortgage-backed securities component of the Barclays U.S. Aggregate Bond Index. The index is composed of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Asset-backed securities that represents a claim on the cash flows from pools of mortgages on commercial properties.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Net Asset Value
(NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund’s total assets (securities, cash, and accrued earnings), subtracting the fund’s liabilities, and dividing by the number of shares outstanding.

46

Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston
Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments
Information

The Portfolio is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC
toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended
June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public
Disclosure Program.

Nuveen Investments

47

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and
Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments,
333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds
at: www.nuveen.com/mf

  Distributed by   Nuveen Securities,
LLC   333 West Wacker Drive   Chicago, IL 60606
www.nuveen.com

MAN-EIMAP-0713P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The
registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms.
Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association
Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board
Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the
Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO
THE TRUST

Fiscal Year Ended July 31, 2013

Audit Fees Billed to Funds [1]

Audit-Related Fees Billed to Funds [2]

Tax Fees  Billed
to Funds [3]

All Other Fees Billed to Funds [4]

Fund Name

Enhanced Multi-Strategy Income Managed Accounts Portfolio

38,773

0

0

0

Municipal Total Return Managed Accounts Portfolio

25,459

0

600

0

Total

$
64,232

$
0

$
600

$
0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees”
and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

Percentage Approved Pursuant to Pre-approval Exception

Audit Fees Billed

Audit-Related Fees

Tax Fees

All Other Fees

to Funds

Billed to Funds

Billed to Funds

Billed to Funds

Fund Name

Enhanced Multi-Strategy Income Managed Accounts Portfolio

0
%

0
%

0
%

0
%

Municipal Total Return Managed Accounts Portfolio

0
%

0
%

0
%

0
%

Fiscal Year Ended July 31, 2012

Audit Fees Billed to Funds
[1]

Audit-Related Fees Billed to Funds [2]

Tax Fees Billed to Funds [3]

All Other Fees Billed to Funds [4]

Fund Name

Enhanced Multi-Strategy Income Managed Accounts Portfolio

36,625

0

0

0

Municipal Total Return Managed Accounts Portfolio

23,766

0

580

0

Total

$
60,391

$
0

$
580

$
0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees”
and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

Percentage Approved Pursuant to Pre-approval Exception

Audit Fees Billed

Audit-Related Fees

Tax Fees

All Other Fees

to Funds

Billed to Funds

Billed to Funds

Billed to Funds

Fund Name

Enhanced Multi-Strategy Income Managed Accounts Portfolio

0
%

0
%

0
%

0
%

Municipal Total Return Managed Accounts Portfolio

0
%

0
%

0
%

0
%

Audit-Related Fees

Tax Fees Billed to

All Other Fees

Billed to Adviser and

Adviser and

Billed to Adviser

Fiscal Year Ended July 31, 2013

Affiliated Fund Service Providers

Affiliated Fund Service Providers

and Affiliated Fund Service Providers

Nuveen Managed Accounts Portfolio Trust

$
0

$
0

$
0

Percentage Approved Pursuant to Pre-approval Exception

Audit-Related Fees

Tax Fees Billed to

All Other Fees

Billed to Adviser and

Adviser and

Billed to Adviser

Affiliated Fund

Affiliated Fund

and Affiliated Fund

Service Providers

Service Providers

Service Providers

0
%

0
%

0
%

Audit-Related Fees

Tax Fees Billed to

All Other Fees

Billed to Adviser and

Adviser and

Billed to Adviser

Fiscal Year Ended July 31, 2012

Affiliated Fund Service Providers

Affiliated Fund Service Providers

and Affiliated Fund Service Providers

Nuveen Managed Accounts Portfolio Trust

$
0

$
0

$
0

Percentage Approved Pursuant to Pre-approval Exception

Audit-Related Fees

Tax Fees Billed to

All Other Fees

Billed to Adviser and

Adviser and

Billed to Adviser

Affiliated Fund

Affiliated Fund

and Affiliated Fund

Service Providers

Service Providers

Service Providers

0
%

0
%

0
%

Total Non-Audit Fees

billed to Adviser and

Affiliated Fund Service

Total Non-Audit Fees

Providers (engagements

billed to Adviser and

related directly to the

Affiliated Fund Service

Fiscal Year Ended July 31, 2013

Total Non-Audit Fees Billed to
Trust

operations and financial reporting of the Trust)

Providers (all other engagements)

Total

Fund Name

Enhanced Multi-Strategy Income Managed Accounts Portfolio

0

0

0

0

Municipal Total Return Managed Accounts Portfolio

600

0

0

600

Total

$
600

$
0

$
0

$
600

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and
“All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the
hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Total Non-Audit Fees

billed to Adviser and

Affiliated Fund Service

Total Non-Audit Fees

Providers (engagements

billed to Adviser and

related directly to the

Affiliated Fund Service

Fiscal Year Ended July 31, 2012

Total Non-Audit Fees Billed to
Trust

operations and financial reporting of the Trust)

Providers (all other engagements)

Total

Fund Name

Enhanced Multi-Strategy Income Managed Accounts Portfolio

0

0

0

0

Municipal Total Return Managed Accounts Portfolio

580

0

0

580

Total

$
580

$
0

$
0

$
580

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and
“All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit
Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the
Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)

See Portfolio of Investments in Item 1.

b)

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.
CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940
Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or
240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule
30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR
270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the
1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of
Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the
registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Managed Accounts Portfolios Trust

  By (Signature and Title)

/s/ Kevin J. McCarthy

Kevin J. McCarthy

Vice President and Secretary

Date: October 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

  By (Signature and Title)

/s/ Gifford R. Zimmerman

Gifford R. Zimmerman

Chief Administrative Officer

(principal executive officer)

Date: October 4, 2013

By (Signature and Title)

/s/ Stephen D. Foy

Stephen D. Foy

Vice President and Controller

(principal financial officer)

Date: October 4, 2013